Travelers Group 401(k) Savings Plan

                           December 31, 1997 and 1996

                                      Index

                                                                           Page
                                                                           ----

Independent Auditors' Report                                                F-2

Financial Statements:
     Statements of Net Assets Available for Plan Benefits
        at December 31, 1997 and 1996                                       F-3

     Statements of Changes in Net Assets Available for Plan Benefits
        for the years ended December 31, 1997 and 1996                      F-4

     Notes to Financial Statements                                          F-5

Supplemental Schedules:
     Schedule to Form 5500: Item 27(a)
        Schedule of Assets Held for Investment Purposes
           at December 31, 1997                                            F-43

        Schedule of Assets Held for Investment Purposes
           Which Were Both Acquired and Disposed Within The Plan Year
           for the year ended December 31, 1997                            F-48

     Schedule to Form 5500: Item 27(d)
        Schedule of Reportable Transactions
           for the year ended December 31, 1997                            F-49

     The other schedules required by Item 27 of Form 5500 are not applicable and are therefore omitted.

                          Independent Auditors' Report


To the Plans Administration Committee of
Travelers Group Inc.:


We have audited the accompanying statements of net assets available for plan benefits of Travelers Group 401(k) Savings Plan as of December 31, 1997 and 1996, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan Administrator. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Plan Administrator, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan as of December 31, 1997 and 1996, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our December 31, 1997 audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes, assets held for investment purposes which were both acquired and disposed of within the Plan year and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, as amended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements as of and for the year ended December 31, 1997 taken as a whole.


New York, New York
June 23, 1998

                       Travelers Group 401(k) Savings Plan

              Statements of Net Assets Available for Plan Benefits

                           December 31, 1997 and 1996

                                                                1997             1996
                                                                ----             ----
Assets:
    Investments (notes 2 and 3)                            $4,674,578,303   $2,867,380,324
    Cash                                                       18,360,722        9,405,955
                                                           --------------   --------------

                                                            4,692,939,025    2,876,786,279
                                                           --------------   --------------

    Receivables:
       Contributions                                           17,193,699       18,838,337
       Dividends and other                                     11,556,287       14,111,728
                                                           --------------   --------------

          Total receivables                                    28,749,986       32,950,065
                                                           --------------   --------------

                  Total assets                              4,721,689,011    2,909,736,344
                                                           --------------   --------------

Liabilities:
    Payable for investment purchases                            6,818,531        2,536,913
    Forfeiture credits due to employer                                 --       12,800,143
    ESOP note payable                                          17,450,000       34,900,000
                                                           --------------   --------------

                  Total liabilities                            24,268,531       50,237,056
                                                           --------------   --------------

                  Net assets available for plan benefits   $4,697,420,480   $2,859,499,288
                                                           ==============   ==============

See accompanying notes to financial statements.

                       Travelers Group 401(k) Savings Plan

         Statements of Changes in Net Assets Available for Plan Benefits

                     Years ended December 31, 1997 and 1996

                                                                  1997              1996
                                                                  ----              ----
Investment activity:
    Dividends                                               $   114,793,555    $    79,270,418
    Interest                                                     44,500,303         41,521,488
    Net appreciation in fair value
       of investments                                         1,014,454,681        421,845,008
                                                            ---------------    ---------------

                                                              1,173,748,539        542,636,914

    Less:  Trustee/administrative expenses                       (1,830,683)        (1,877,723)
                                                            ---------------    ---------------

       Net investment income                                  1,171,917,856        540,759,191
                                                            ---------------    ---------------

Contributions:
    Participant                                                 226,379,513        230,647,125
    Employer                                                         96,750         32,714,489
                                                            ---------------    ---------------

       Total contributions                                      226,476,263        263,361,614
                                                            ---------------    ---------------

Distributions to participants                                  (217,969,324)      (193,469,103)
                                                            ---------------    ---------------

       Increase in net assets available for plan benefits     1,180,424,795        610,651,702
                                                            ---------------    ---------------

Net assets available for plan benefits (note 1):
    Beginning of year                                         2,859,499,288      1,215,793,546
    Transfer from Salomon Inc                                   657,496,397                 --
    Transfer from Copeland Associates, Inc.                              --         28,135,653
    Transfer from TESIP                                                  --      1,111,942,625
    Transfer to United HealthCare Corp.                                  --       (107,024,238)
                                                            ---------------    ---------------

    End of year                                             $ 4,697,420,480    $ 2,859,499,288
                                                            ===============    ===============

See accompanying notes to financial statements.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

                           December 31, 1997 and 1996


1. Plan Description

      The following brief description of Travelers Group 401(k) Savings Plan (the "Plan") is provided for general information purposes only. Participants should refer to the Travelers Group 401(k) Savings Plan Document (as amended and restated as of June 1, 1996, subsequently amended through amendment number 2 and by action under the authority of the Board of Directors of Travelers Group Inc.) for more complete information.

      The Plan covers all eligible employees of Travelers Group Inc. ("Travelers"), the Plan sponsor, and eligible employees of subsidiaries and affiliates of Travelers (the "Company") as may become participating companies. The Plan is administered by the Plans Administration Committee of Travelers Group Inc. ("Plan Administrator").

      In November 1997, Travelers merged with Salomon Inc ("Salomon") in a transaction accounted for as a pooling of interests. Accordingly, all outstanding stock of Salomon was exchanged for stock of Travelers. Effective as of December 1, 1997, the Salomon Inc Retirement Plan was merged into the Plan. All stock held in the Salomon Stock Fund was exchanged for shares of Travelers and such shares became part of the Travelers Common Stock Fund. The Salomon merger resulted in a $657 million increase in net assets available for plan benefits. The net assets transferred includes the employer contribution for the 1997 plan year for Salomon Participants (as defined below).

      Effective as of January 1, 1996, the Travelers Savings, Investment and Stock Ownership Plan ("TESIP") and the 401(k) Retirement and Profit Sharing Plan of Copeland Associates, Inc. ("Copeland") were merged into the Plan. Effective January 2, 1996, all assets and liabilities attributable to participants employed by MetraHealth Companies, Inc. or affiliates thereof ("MetraHealth") who were included in TESIP were transferred to the United HealthCare Corporation 401(k) Savings Plan pursuant to an agreement between Travelers and MetraHealth ("MetraHealth 401(k) Transfer") in connection with the acquisition of MetraHealth by United HealthCare Corporation. Following the MetraHealth 401(k) Transfer, Travelers has no further obligation to provide any benefits to MetraHealth participants under the Plan.

      The TESIP merger resulted in a $1,005 million increase in net assets available for plan benefits, net of the $107 million transferred to the United HealthCare Corporation 401(k) Savings Plan attributable to MetraHealth participants. The Copeland merger resulted in a $28 million increase in net assets available for plan benefits.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1. Plan Description (Continued)

      The Plan is a defined contribution plan designed to encourage savings on the part of eligible employees. Eligible employees may elect to have a portion of their regular pay, including overtime, reduced each pay period, in any one percent increment, by an amount from 1% to 15% of their compensation (subject to a statutory limitation) as pretax contributions. Employee pre-tax contributions and employer contributions, as well as the earnings thereon, are taxed to the participant only at the time of distribution.

      For the year ended December 31, 1997 ("1997 Plan Year"), Travelers, for itself or on behalf of the Company, as appropriate, contributed an employer contribution on behalf of each participant, excluding Salomon participants ("Salomon Participants"), ("Travelers Participants") as of the last day of the Plan year. In the 1997 Plan Year, Travelers contributed $350 to all full-time eligible Travelers employees earning $40,000 or less per annum who were with the Company as of December 31, 1996 and through December 31, 1997. A similar amount of $175 was contributed to all part-time eligible Travelers employees with the Company as of December 31, 1996 and through December 31, 1997. Travelers employees earning greater than $40,000 per annum were not eligible to receive any employer contributions.

      For the year ended December 31, 1996, the matching employer contribution made by Travelers equaled 100% of each participant's pretax contributions up to an annual maximum of $1,000.

      Travelers, for itself or on behalf of the Company, makes contributions on behalf of eligible Travelers Participants who elect to have pretax contributions invested in the Travelers Common Stock Fund and the Travelers Property Casualty Common Stock Fund by having such contributions invested at a 5% discount from the fair value of such stock ("Discount Contributions"). In addition, certain Travelers Participants are also eligible for a transitional benefit, in which the Company will continue to make a matching contribution of 50% of their pretax contributions of up to 5% of their pay, through December 31, 1997.

      Salomon Participants are eligible for a Company match of 75% of the lesser of all pre-tax contributions to the Plan by participants or 6% of each participant's compensation ("401(k) Matching Contributions"). The first 50% of the 401(k) Matching Contributions will be invested in the funds chosen by the participant, the remaining 25% will be invested in the Travelers Common Stock Fund (formerly the Salomon Inc Stock Fund) and may not be sold or transferred until the participant retires or terminates employment with the Company. For Salomon Participants earning $360,000 or more, the 401(k) Matching Contribution will be at 50%, and be invested in funds chosen by the participant. In addition, for these participants, the Company will make a contribution of between 2% and 15% of the participant's compensation, up to $100,000, based on the participant's years of service (the "Guideline Benefit").

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1. Plan Description (Continued)

      The Plan also accepts or includes certain after-tax contributions, subject to restrictions, related to certain Plan participants.

      In June 1989, TESIP was amended to include an Employee Stock Ownership Plan (the "ESOP"). The ESOP borrowed $200 million, at a variable interest rate, from Chase Manhattan Bank ("ESOP Loan"). Increasing semiannual payments that began January 1, 1990 will fully amortize the debt by January 1, 1998. The loan is guaranteed by Travelers.

      Concurrently, the trustee for the ESOP purchased preferred shares, which were ultimately converted to shares of Travelers Series C Convertible Preferred Stock, for the ESOP, for $200 million with the proceeds of the ESOP Loan. Each share of Series C Convertible Preferred Stock is guaranteed by Travelers at a minimum value of $53.25 and is entitled to receive a cumulative annual dividend of $4.53. Such dividends are reinvested in additional shares of Series C Convertible Preferred Stock at a cost equal to the value determined as described in note 2. These shares are then subject to the same guaranteed minimum value. The Series C Convertible Preferred Stock may be held only by the ESOP trustee. The Series C Preferred is convertible into one share of Travelers common stock for each $21.99 of stated value of Series C Preferred, subject to antidilution adjustments in certain circumstances.

      The Company matches pretax contributions by employees as described above with the Series C Convertible Preferred Stock valued at the greater of its minimum value of $53.25 per share or the estimated fair value of the Series C Convertible Preferred Stock determined as described in note 2.

      Principal payments made during 1997 on the ESOP Loan totaled $17.5 million. The minimum principal payments to be made in 1998 are $17.4 million.

      As of December 31, 1997, participants in the ESOP had an aggregate beneficial interest in Series C Convertible Preferred Stock totaling $346 million (2,633,019 shares based on the $131.59 per share estimated fair value at December 31, 1997). In addition, at December 31, 1997, the ESOP had an aggregate beneficial interest in Series C Convertible Preferred Stock totaling $33 million (247,440 shares based on the $131.59 per share estimated fair value at December 31, 1997), which was unallocated to participants in the ESOP.

      Although it has not expressed any intention to do so, Travelers has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event of Plan termination, either full or partial, all amounts credited to the participants' accounts shall become 100 % vested and, therefore, will not be subject to forfeiture.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1. Plan Description (Continued)

      Fund Transfers and Allocation of Contributions

      Participants may elect to divide their contributions among the funds included in the Plan in increments divisible by 5%. Participants are only eligible to participate in certain funds in the Plan, based upon which subsidiary of Travelers Group Inc. the participant is directly employed.

      A participant may elect to suspend his/her contributions, as soon as administratively practicable, subject to the Plan's notice requirements. Such participant may thereafter resume contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements. In addition, a participant may change the rate of his/her contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements.

      A participant may elect to change the allocation of future contributions among the funds once each calendar month on or about the first day of any pay period, subject to the Plan's notice requirements.

      A participant may elect to transfer the value of his/her contributions in increments divisible by 5% or a specified number of whole shares from one or more of the investment funds to another investment fund or funds, subject to restriction, once each calendar month. The transfer will be effective on or about the last business day of the calendar month, subject to the Plan's notice requirements.

      Contributions

      The rights of a participant to his/her contributions and any earnings thereon are at all times fully vested and non-forfeitable. Prior to January 1, 1997, matching employer contributions for Travelers Participants of the Plan are fully vested and non-forfeitable for those participants whose initial date of employment is before January 1, 1993. For those Travelers Participants whose initial date of employment is on or after January 1, 1993, matching employer contributions are 100% vested and non-forfeitable after five years of service.

      Salomon Participants are immediately vested in the 401(k) Matching Contributions and earnings thereon. With respect to the Guideline Benefit Contributions, participants vest 10% per year after completing one year of eligible service with the Company. Commencing with the fifth year, the vesting percentage increases to 20% as each subsequent year of eligible service is completed, so that participants become fully vested after completion of seven years of eligible service.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1. Plan Description (Continued)

      Forfeitures of employer matching contributions to the Plan by participants that terminate employment prior to becoming fully vested are used to reduce future employer contributions to the Plan. Forfeitures available in individual funds within the Plan may be used to reduce employer matching contributions required in other funds within the Plan. Forfeitures not yet utilized to reduce contributions are reflected as a liability in the statement of net assets available for plan benefits. For the years ended December 31, 1997 and 1996, current Plan year employer contributions were reduced by approximately $7.6 million and $5.9 million, respectively for forfeitures.

      Rollover and Transfer Contributions

      The Plan permits participants to have their interests in other qualified profit-sharing plans transferred to the Plan or to make rollover contributions into the Plan from an individual retirement account (or similar arrangement) resulting from a rollover from another qualified plan or directly from another qualified plan. Such transfers or rollovers to the Plan may only be made with the approval of the Plan Administrator and do not affect any other contributions made by or on behalf of a participant.

      Loans

      Subject to the Plan's provisions and the requirements contained within ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), participants may apply for a loan from the Plan at an annual interest rate equal to the prime rate, as published in The Wall Street Journal for the first business day of the month in which the loan application is received, plus one percent for Travelers Participants or plus two percent for Salomon Participants.

      Loan repayment by participants who are employed by the Company are generally made through after-tax payroll deductions.

      Withdrawals

      Prior to termination of employment, a participant may withdraw, on or about the last business day of any month, subject to the Plan's notice requirements, all or a portion of the value of his or her rollover contributions account, all or any portion of the vested value of his/her account if the participant has attained age 59-1/2 or becomes totally and permanently disabled, or all or any portion of the value of his/her contributions account in the event of demonstrated financial hardship, subject to the Plan's provisions. The Plan does not allow withdrawals of 401(k) Matching Contributions or Guideline Benefit Contributions to be made prior to retirement or other termination of employment.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1. Plan Description (Continued)

      Withdrawals to which a participant is entitled are the amounts that can be provided by the contributions and income thereon (including net realized and unrealized investment gains and losses) allocated to each participant's account. Withdrawals from the Travelers Common Stock Fund, the TAP Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Fractional shares and withdrawals from other funds are paid in cash. Participants after-tax contributions and earnings thereon are nonforfeitable and may be withdrawn at any time.

      Distributions

      Travelers Participants can have the total of his/her account distributed in a lump-sum payment on the last business day of the month coincident with his/her retirement date. If the participant leaves the Company before retirement, he/she may elect to have his/her account distributed to him/her as of the last business day of the month coincident to his/her last day of employment. Salomon Participants have the option of receiving their participant account balances at retirement in the form of a lump-sum payment, in installments for any period of time from a minimum of ten years up to life expectancy, in annuity payments or in other forms approved by the Plan Administrator.

      Distributions from the Travelers Common Stock Fund, the TAP Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Distributions from the ESOP may be paid in either shares of Travelers common stock or cash at the discretion of the participant. Fractional shares and distributions from other funds are paid in cash.

      Other Information

      During 1997, the following Smith Barney Concert Allocation Series funds were made available to the Travelers Participants: High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and the Income Portfolio. As a result of the merger described above, the following funds were also added to the Plan during 1997: Salomon Brothers Institutional Money Market Fund, Salomon Brothers Capital Fund Inc, SBAM Broad Market Fixed Income Fund, Putnam OTC & Emerging Growth Fund, Fidelity Blue Chip Growth Fund, Templeton Developing Markets Trust, BGI Tactical Asset Allocation Fund, Europacific Growth Fund, Index Equity Fund and the Intermediate Bond Fund.

      During 1996, the Smith Barney Income Return Fund and High Income Fund were terminated, and upon termination, no more contributions were accepted to these funds. As of January 2, 1997, all balances in these funds were transferred to other funds in the Plan as elected by the participants or, where elections were not made, the funds were temporarily transferred to the Smith Barney Money Fund.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


2. Summary of Significant Accounting Policies

      (a) Accounting Method

            The financial statements of the Plan have been prepared on the accrual basis of accounting.

      (b) Investment Valuation and Income Recognition

            The following listing details the determination of the fair value of each of the Plan's investments at year end:

                  The shares of common stock held by the Travelers Common Stock Fund, TAP Common Stock Fund and American Express Common Stock Fund are valued at the last reported sale price on the New York Stock Exchange for the last business day of the year.

                  The investments in the SBAM Broad Market Fixed Income Fund, managed by Salomon Brothers Asset Management, and the Fisher Francis Intermediate Bond Fund, managed by Fisher, Francis Trees & Watts are valued at the last reported sales price on a national securities exchange for the last business day of the year.

                  The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1997 and 1996, as determined by Van Kampen American Capital:

                    Van Kampen American Capital Comstock Fund
                    Van Kampen American Capital Emerging Growth Fund
                    Van Kampen American Capital Enterprise Fund
                    Van Kampen American Capital Government Securities Fund Van Kampen American Capital Reserve Fund
                    Common Sense Government Fund
                    Common Sense Growth & Income Fund
                    Common Sense Growth Fund
                    Common Sense Money Market Fund

                  The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1997 and 1996, as determined by Smith Barney Mutual Funds Management Inc.:

                    Smith Barney Equity Income Fund
                    Smith Barney International Equity Fund
                    Smith Barney Money Fund
                    Smith Barney Aggressive Growth Fund
                    Smith Barney Appreciation Fund

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


2. Summary of Significant Accounting Policies (Continued)

                    Smith Barney Diversified Strategic Income Fund Smith Barney Utilities Fund
                    Smith Barney U.S. Government Securities Fund
                    Smith Barney Income Return Fund
                    Smith Barney High Income Fund
                    Smith Barney Special Equities Fund
                    Smith Barney Managed Growth Fund
                    Concert Allocation Series High Growth Portfolio Concert Allocation Series Growth Portfolio Concert Allocation Series Balanced Portfolio Concert Allocation Series Conservative Portfolio Concert Allocation Series Income Portfolio

                  The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1997, as determined by Salomon Brothers Asset Management Inc:

                    Salomon Brothers Institutional Money Market Fund Salomon Brothers Capital Fund
                    Salomon Brothers High Yield Bond Fund

                  The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1997, as determined by the respective Investment Managers:

                    Putnam OTC & Emerging Growth Fund - Putnam Investment
                      Management, Inc.
                    Fidelity Blue Chip Growth Fund - Fidelity Management and
                      Research Company
                    Templeton Developing Markets Trust - Templeton Investment
                      Management (Hong Kong) Limited
                    Europacific Growth Fund - The American Funds Group

                  The investments in the following commingled trust funds are valued at the net asset value per unit as of December 31, 1997 as determined by the respective Investment Managers:

                    BGI Tactical Asset Allocation Fund - Barclays Global
                      Investors
                    Bankers Trust Index Equity Fund - Bankers Trust

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


2. Summary of Significant Accounting Policies (Continued)

                  The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1997 and 1996, as determined by the Copeland Administrative Operations Inc.:

                    American Odyssey Core Equity Fund
                    American Odyssey Emerging Opportunities Fund
                    American Odyssey International Equity Fund
                    American Odyssey Long-Term Bond Fund
                    American Odyssey Intermediate-Term Bond Fund
                    American Odyssey Short-Term Bond Fund
                    American Odyssey In-Time Investing Funds

                  The shares of the following registered investment companies are valued at the net asset value per share as of December 31, 1997 and 1996, as determined by the State Street Bank & Trust
                  Company:

                    S&P 500 Flagship Fund
                    Russell 2000 Fund

                  Short-term money market investments, the Loan Fund and the Deferred Profit Sharing Plan are valued at cost plus earned interest which approximates fair value. Guaranteed investment contracts, which are included in the guaranteed income funds, and guaranteed annuity contracts are valued at contract value which approximates fair value. The ESOP Fund is carried at estimated fair value, which is the greater of the minimum value of $53.25 per share, or estimated fair value as determined from an appraisal prepared by an independent appraiser. The Universal Life Insurance Contract is carried at contract value, which approximates fair value as reported to the Plan by TransAmerica Assurance Company. Participant loans receivable are valued at cost which approximates fair value.

                  A significant concentration of the Plan's assets are invested in or managed by the Company (see note 5 regarding related party transactions).

                  Purchases and sales of securities are recorded on a trade date basis. Interest income is recorded on the accrual basis and is net of interest charges incurred on ESOP debt. Dividends are recorded on the ex-dividend date. Net appreciation in the fair value of investments includes the Plan's investments bought, sold and held during the year.

      (c) Payment of Benefits

            Benefits are recorded when paid.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


2. Summary of Significant Accounting Policies (Continued)

      (d) Use of Estimates in the Preparation of the Financial Statements

            The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan Administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the accounting period. Actual results could differ from those estimates.

      (e) Reclassification

            Certain reclassifications have been made to prior year's financial statements to conform to the current year's presentation.


3. Investments

      During the years ended December 31, 1997 and 1996, the Plan's investments (including investments bought, sold and held) appreciated in value by $1,014 million and $422 million respectively, as follows:

                                            1997                   1996
                                            ----                   ----

               Stock funds           $   765,199,876        $   294,827,004
               Mutual funds              249,129,721            127,018,004
               Other                         125,084                     --
                                     ---------------        ---------------

                                     $ 1,014,454,681        $   421,845,008
                                     ===============        ===============


      A summary of the investments in the Plan as of December 31, 1997 and 1996 is listed below. "Funds not yet invested" represent the line item "cash" on the accompanying statements of net assets available for plan benefits. Such amounts are included in a short-term liquid reserve fund pending allocation to the appropriate investment funds.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----

   Deferred Profit Sharing Plan
       Invested                                  $       63,194   $       63,194
                                                 --------------   --------------
       Total                                             63,194           63,194
                                                 --------------   --------------
   Travelers Common Stock Fund
       Invested                                     447,581,950    1,661,311,551
       Funds not yet invested                         1,970,467        1,970,467
                                                 --------------   --------------
            Total                                   449,552,417    1,663,282,018
                                                 --------------   --------------
   American Express Common Stock Fund
       Invested                                      39,300,908      131,792,887
       Funds not yet invested                            10,855           10,855
                                                 --------------   --------------
            Total                                    39,311,763      131,803,742
                                                 --------------   --------------
   Van Kampen American Capital Reserve Fund
       Invested                                      10,514,136       10,514,136
       Funds not yet invested                                16               16
                                                 --------------   --------------
            Total                                    10,514,152       10,514,152
                                                 --------------   --------------
   Van Kampen American Capital Enterprise Fund
       Invested                                      50,394,719       61,770,464
       Funds not yet invested                             1,081            1,081
                                                 --------------   --------------
            Total                                    50,395,800       61,771,545
                                                 --------------   --------------
   Van Kampen American Capital Government
     Securities Fund
       Invested                                       4,712,686        4,666,556
       Funds not yet invested                                 3                3
                                                 --------------   --------------
            Total                                     4,712,689        4,666,559
                                                 --------------   --------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
   Van Kampen American Capital Comstock Fund
       Invested                                  $   14,292,544   $   14,890,615
       Funds not yet invested                                 3                3
                                                 --------------   --------------
            Total                                    14,292,547       14,890,618
                                                 --------------   --------------
   Van Kampen American Capital Emerging Growth Fund
       Invested                                     116,290,325      148,374,110
       Funds not yet invested                             1,175            1,175
                                                 --------------   --------------
            Total                                   116,291,500      148,375,285
                                                 --------------   --------------
   Common Sense Money Market Fund
       Invested                                       2,436,540        2,436,540
       Funds not yet invested                                27               27
                                                 --------------   --------------
            Total                                     2,436,567        2,436,567
                                                 --------------   --------------
   Common Sense Government Fund
       Invested                                         615,668          601,480
       Funds not yet invested                                15               15
                                                 --------------   --------------
            Total                                       615,683          601,495
                                                 --------------   --------------
   Common Sense Growth & Income Fund
       Invested                                       4,446,012        4,696,405
       Funds not yet invested                                17               17
                                                 --------------   --------------
            Total                                     4,446,029        4,696,422
                                                 --------------   --------------
   Common Sense Growth Fund
       Invested                                       4,610,085        5,139,348
       Funds not yet invested                                23               23
                                                 --------------   --------------
            Total                                     4,610,108        5,139,371
                                                 --------------   --------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
   Smith Barney Equity Income Fund
       Invested                                  $   15,016,496   $  144,030,836
       Funds not yet invested                               834              834
                                                 --------------   --------------
            Total                                    15,017,330      144,031,670
                                                 --------------   --------------
   Smith Barney U.S. Government Securities Fund
       Invested                                      22,372,262       22,818,510
       Funds not yet invested                               692              692
                                                 --------------   --------------
            Total                                    22,372,954       22,819,202
                                                 --------------   --------------
   Smith Barney Money Fund
       Invested                                      51,341,355       51,341,355
       Funds not yet invested                               880              880
                                                 --------------   --------------
            Total                                    51,342,235       51,342,235
                                                 --------------   --------------
   Smith Barney International Equity Fund
       Invested                                     106,204,777      120,881,658
       Funds not yet invested                               744              744
                                                 --------------   --------------
            Total                                   106,205,521      120,882,402
                                                 --------------   --------------
   Smith Barney Aggressive Growth Fund
       Invested                                      31,230,599       44,989,795
       Funds not yet invested                               845              845
                                                 --------------   --------------
            Total                                    31,231,444       44,990,640
                                                 --------------   --------------
   Smith Barney Appreciation Fund
       Invested                                     153,090,589      193,899,159
       Funds not yet invested                               811              811
                                                 --------------   --------------

            Total                                   153,091,400      193,899,970
                                                 --------------   --------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
       Smith Barney Diversified Strategic
        Income Fund
           Invested                                  $ 20,465,071   $ 20,380,833
           Funds not yet invested                             799            799
                                                     ------------   ------------
                Total                                  20,465,870     20,381,632
                                                     ------------   ------------
       Smith Barney Utilities Fund
           Invested                                    10,029,524     11,394,421
           Funds not yet invested                             803            803
                                                     ------------   ------------
                Total                                  10,030,327     11,395,224
                                                     ------------   ------------
       Smith Barney Guaranteed Income Fund
           Invested                                   149,626,246    149,626,246
           Funds not yet invested                         263,184        263,184
                                                     ------------   ------------
                Total                                 149,889,430    149,889,430
                                                     ------------   ------------
       Smith Barney Special Equities Fund
           Invested                                    15,768,355     14,341,800
           Funds not yet invested                             813            813
                                                     ------------   ------------
                Total                                  15,769,168     14,342,613
                                                     ------------   ------------
       Smith Barney Managed Growth Fund
           Invested                                    26,532,285     29,569,359
           Funds not yet invested                             827            827
                                                     ------------   ------------
                Total                                  26,533,112     29,570,186
                                                     ------------   ------------
       Concert Allocation Series High Growth Portfolio
           Invested                                     2,865,312      2,784,406
           Funds not yet invested                              27             27
                                                     ------------   ------------
                Total                                   2,865,339      2,784,433
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
      Concert Allocation Series Growth Portfolio
          Invested                                  $  2,784,112   $  2,711,780
          Funds not yet invested                              19             19
                                                    ------------   ------------
               Total                                   2,784,131      2,711,799
                                                    ------------   ------------
      Concert Allocation Series Balanced Portfolio
          Invested                                     2,693,332      2,629,801
          Funds not yet invested                              49             49
                                                    ------------   ------------
               Total                                   2,693,381      2,629,850
                                                    ------------   ------------
      Concert Allocation Series Conservative
       Portfolio
          Invested                                       610,286        594,928
          Funds not yet invested                              35             35
                                                    ------------   ------------
               Total                                     610,321        594,963
                                                    ------------   ------------
      Concert Allocation Series Income Portfolio
          Invested                                       610,401        602,848
          Funds not yet invested                             109            109
                                                    ------------   ------------
               Total                                     610,510        602,957
                                                    ------------   ------------
      Salomon Brothers Institutional Money
       Market Fund
          Invested                                    68,906,636     68,906,636
          Funds not yet invested                      (1,046,623)    (1,046,623)
                                                    ------------   ------------
               Total                                  67,860,013     67,860,013
                                                    ------------   ------------
      Salomon Brothers Capital Fund
          Invested                                    85,766,879     96,571,938
          Funds not yet invested                              --             --
                                                    ------------   ------------

               Total                                  85,766,879     96,571,938
                                                    ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
      Bankers Trust Index Equity Fund
          Invested                                  $ 58,327,650   $137,211,432
          Funds not yet invested                           1,102          1,102
                                                    ------------   ------------
               Total                                  58,328,752    137,212,534
                                                    ------------   ------------
      Europacific Growth Fund
          Invested                                    62,833,371     69,993,825
          Funds not yet invested                           9,670          9,670
                                                    ------------   ------------
               Total                                  62,843,041     70,003,495
                                                    ------------   ------------
      Putnam OTC & Emerging Growth Fund
          Invested                                    31,499,917     36,305,689
          Funds not yet invested                             172            172
                                                    ------------   ------------
               Total                                  31,500,089     36,305,861
                                                    ------------   ------------
      Templeton Developing Markets Trust
          Invested                                    23,176,996     20,370,381
          Funds not yet invested                          (7,680)        (7,680)
                                                    ------------   ------------
               Total                                  23,169,316     20,362,701
                                                    ------------   ------------
      Fidelity Blue Chip Growth Fund
          Invested                                     9,333,747     10,573,734
          Funds not yet invested                              --             --
                                                    ------------   ------------
               Total                                   9,333,747     10,573,734
                                                    ------------   ------------
      Salomon Brothers High Yield Bond Fund
          Invested                                    10,243,057     10,455,154
          Funds not yet invested                              97             97
                                                    ------------   ------------
               Total                                  10,243,154     10,455,251
                                                    ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
       BGI Tactical Asset Allocation Fund
           Invested                                  $  9,811,448   $ 13,885,715
           Funds not yet invested                              91             91
                                                     ------------   ------------
                Total                                   9,811,539     13,885,806
                                                     ------------   ------------
       SBAM Broad Market Fixed Income Fund
           Invested                                     3,898,699      3,935,125
           Funds not yet invested                         683,926        683,926
                                                     ------------   ------------
                Total                                   4,582,625      4,619,051
                                                     ------------   ------------
       Fisher Francis Intermediate Bond Fund
           Invested                                    43,211,053     43,101,392
           Funds not yet invested                       6,944,723      6,944,723
                                                     ------------   ------------
                Total                                  50,155,776     50,046,115
                                                     ------------   ------------
       Salomon Investment Contract Fund
           Invested                                    73,808,224     73,808,224
           Funds not yet invested                              --             --
                                                     ------------   ------------
                Total                                  73,808,224     73,808,224
                                                     ------------   ------------
       Guaranteed Annuity Contracts
           Invested                                     8,988,512      8,988,512
                                                     ------------   ------------
                Total                                   8,988,512      8,988,512
                                                     ------------   ------------
       Universal Life Insurance Contract
           Invested                                        55,493         55,493
                                                     ------------   ------------
                Total                                      55,493         55,493
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
       American Odyssey Core Equity Fund
           Invested                                  $  8,820,054   $ 11,102,905
                                                     ------------   ------------
                Total                                   8,820,054     11,102,905
                                                     ------------   ------------
       American Odyssey Emerging Opportunities Fund
           Invested                                     5,250,692      6,148,638
                                                     ------------   ------------
                Total                                   5,250,692      6,148,638
                                                     ------------   ------------
       American Odyssey International Equity Fund
           Invested                                     4,202,653      5,144,165
                                                     ------------   ------------
                Total                                   4,202,653      5,144,165
                                                     ------------   ------------
       American Odyssey Long-Term Bond Fund
           Invested                                       928,113      1,016,543
                                                     ------------   ------------
                Total                                     928,113      1,016,543
                                                     ------------   ------------
       American Odyssey Intermediate-Term Bond Fund
           Invested                                       586,050        637,343
                                                     ------------   ------------
                Total                                     586,050        637,343
                                                     ------------   ------------
       American Odyssey Short-Term Bond Fund
           Invested                                       121,146        111,499
                                                     ------------   ------------
                Total                                     121,146        111,499
                                                     ------------   ------------
       American Odyssey In-Time Investing Fund
           Invested                                       803,395      1,082,064
                                                     ------------   ------------
                Total                                     803,395      1,082,064
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
       Fixed Savings Fund
           Invested                                  $406,088,810   $406,088,810
                                                     ------------   ------------
                Total                                 406,088,810    406,088,810
                                                     ------------   ------------
       Fixed IRA Fund
           Invested                                    58,127,388     58,127,388
                                                     ------------   ------------
                Total                                  58,127,388     58,127,388
                                                     ------------   ------------
       Russell 2000 Fund
           Invested                                    41,911,733     64,058,436
           Funds not yet invested                           1,755          1,755
                                                     ------------   ------------
                Total                                  41,913,488     64,060,191
                                                     ------------   ------------
       S&P 500 Flagship Fund
           Invested                                    65,834,861    118,520,465
           Funds not yet invested                           2,665          2,665
                                                     ------------   ------------
                Total                                  65,837,526    118,523,130
                                                     ------------   ------------
       ESOP Fund
           Invested                                   153,583,316    379,039,600
           Funds not yet invested                       9,479,216      9,479,216
                                                     ------------   ------------
                Total                                 163,062,532    388,518,816
                                                     ------------   ------------
       Stable Interest Fund
           Invested                                    17,039,728     17,039,728
                                                     ------------   ------------
                Total                                  17,039,728     17,039,728
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1997 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
     TAP Common Stock Fund
         Invested                               $   36,396,446   $   66,506,184
         Funds not yet invested                         36,455           36,455
                                                --------------   --------------
              Total                                 36,432,901       66,542,639
                                                --------------   --------------
     Loan Fund
         Invested                                   86,936,264       86,936,264
                                                --------------   --------------
              Total                                 86,936,264       86,936,264
                                                --------------   --------------
              1997 Total Investments and Cash   $2,701,352,822   $4,692,939,025
                                                ==============   ==============
   1996 Investment Funds
   ---------------------
     Deferred Profit Sharing Plan
         Invested                               $       69,738   $       69,738
                                                --------------   --------------
              Total                                     69,738           69,738
                                                --------------   --------------
     Travelers Common Stock Fund
         Invested                                  332,313,775      871,309,221
         Funds not yet invested                      1,363,307        1,363,307
                                                --------------   --------------
              Total                                333,677,082      872,672,528
                                                --------------   --------------
     American Express Common Stock Fund
         Invested                                   45,233,192       92,516,434
         Funds not yet invested                          6,046            6,046
                                                --------------   --------------
              Total                                 45,239,238       92,522,480
                                                --------------   --------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1996 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
  Van Kampen American Capital Reserve Fund
      Invested                                       $ 11,293,897   $ 11,293,897
      Funds not yet invested                                   72             72
                                                     ------------   ------------

           Total                                       11,293,969     11,293,969
                                                     ------------   ------------

  Van Kampen American Capital Enterprise Fund
      Invested                                         35,088,837     40,325,261
      Funds not yet invested                                  781            781
                                                     ------------   ------------

           Total                                       35,089,618     40,326,042
                                                     ------------   ------------

  Van Kampen American Capital Government
    Securities Fund
      Invested                                          4,960,687      4,800,137
      Funds not yet invested                                   31             31
                                                     ------------   ------------

           Total                                        4,960,718      4,800,168
                                                     ------------   ------------

  Van Kampen American Capital Comstock Fund
      Invested                                         12,065,019     11,538,961
      Funds not yet invested                                   89             89
                                                     ------------   ------------

           Total                                       12,065,108     11,539,050
                                                     ------------   ------------

  Van Kampen American Capital Emerging Growth Fund
      Invested                                         93,333,932    115,878,893
      Funds not yet invested                                  683            683
                                                     ------------   ------------

           Total                                       93,334,615    115,879,576
                                                     ------------   ------------

  Common Sense Money Market Fund
      Invested                                          2,424,328      2,424,328
      Funds not yet invested                                  102            102
                                                     ------------   ------------

           Total                                        2,424,430      2,424,430
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1996 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
     Common Sense Government Fund
         Invested                                   $    897,874   $    848,658
         Funds not yet invested                               15             15
                                                    ------------   ------------
              Total                                      897,889        848,673
                                                    ------------   ------------
     Common Sense Growth & Income Fund
         Invested                                      3,261,771      3,460,659
         Funds not yet invested                              827            827
                                                    ------------   ------------
              Total                                    3,262,598      3,461,486
                                                    ------------   ------------
     Common Sense Growth Fund
         Invested                                      3,675,207      4,094,073
         Funds not yet invested                               41             41
                                                    ------------   ------------
              Total                                    3,675,248      4,094,114
                                                    ------------   ------------
     Smith Barney Equity Income Fund
         Invested                                    100,026,545    113,137,894
         Funds not yet invested                          108,145        108,145
                                                    ------------   ------------
              Total                                  100,134,690    113,246,039
                                                    ------------   ------------
     Smith Barney U.S. Government Securities Fund
         Invested                                     19,656,510     19,514,448
         Funds not yet invested                           28,106         28,106
                                                    ------------   ------------
              Total                                   19,684,616     19,542,554
                                                    ------------   ------------
     Smith Barney Income Return Fund
         Funds not yet invested                              500            500
                                                    ------------   ------------
              Total                                          500            500
                                                    ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1996 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
      Smith Barney Money Fund
          Invested                                   $ 36,960,963   $ 36,960,963
          Funds not yet invested                              782            782
                                                     ------------   ------------
               Total                                   36,961,745     36,961,745
                                                     ------------   ------------
      Smith Barney International Equity Fund
          Invested                                    108,446,719    123,570,164
          Funds not yet invested                          120,492        120,492
                                                     ------------   ------------
               Total                                  108,567,211    123,690,656
                                                     ------------   ------------
      Smith Barney High Income Fund
          Funds not yet invested                              682            682
                                                     ------------   ------------
               Total                                          682            682
                                                     ------------   ------------
      Smith Barney Aggressive Growth Fund
          Invested                                     25,469,615     33,026,655
          Funds not yet invested                              807            807
                                                     ------------   ------------
               Total                                   25,470,422     33,027,462
                                                     ------------   ------------
      Smith Barney Appreciation Fund
          Invested                                    121,128,556    153,001,216
                                                     ------------   ------------
               Total                                  121,128,556    153,001,216
                                                     ------------   ------------
      Smith Barney Diversified Strategic
       Income Fund
          Invested                                     17,350,256     17,442,154
          Funds not yet invested                              846            846
                                                     ------------   ------------
               Total                                   17,351,102     17,443,000
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1996 Investment Funds                                Cost            Value
   ---------------------                                ----            -----
      Smith Barney Utilities Fund
          Invested                                   $ 12,770,411   $ 13,271,144
          Funds not yet invested                           30,120         30,120
                                                     ------------   ------------
               Total                                   12,800,531     13,301,264
                                                     ------------   ------------
      Smith Barney Guaranteed Income Fund
          Invested                                    146,832,175    146,832,175
          Funds not yet invested                          160,998        160,998
                                                     ------------   ------------
               Total                                  146,993,173    146,993,173
                                                     ------------   ------------
      Smith Barney Special Equities Fund
          Invested                                     13,533,860     12,672,596
          Funds not yet invested                              770            770
                                                     ------------   ------------
               Total                                   13,534,630     12,673,366
                                                     ------------   ------------
      Smith Barney Managed Growth Fund
          Invested                                     20,348,755     22,293,836
          Funds not yet invested                              757            757
                                                     ------------   ------------
               Total                                   20,349,512     22,294,593
                                                     ------------   ------------
      Guaranteed Annuity Contracts
          Invested                                      9,842,206      9,842,206
                                                     ------------   ------------
               Total                                    9,842,206      9,842,206
                                                     ------------   ------------
      Universal Life Insurance Contract
          Invested                                         42,020         42,020
                                                     ------------   ------------
               Total                                       42,020         42,020
                                                     ------------   ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3. Investments (Continued)

   1996 Investment Funds                                  Cost        Value
   ---------------------                                  ----        -----
      American Odyssey Core Equity Fund
          Invested                                     $6,580,650   $7,370,760
                                                       ----------   ----------
               Total                                    6,580,650    7,370,760
                                                       ----------   ----------
      American Odyssey Emerging Opportunities Fund
          Invested                                      4,329,452    5,117,401
                                                       ----------   ----------
               Total                                    4,329,452    5,117,401
                                                       ----------   ----------
      American Odyssey International Equity Fund
          Invested                                      4,143,706    4,328,109
                                                       ----------   ----------
               Total                                    4,143,706    4,328,109
                                                       ----------   ----------
      American Odyssey Long-Term Bond Fund
          Invested                                        944,780    1,020,989
                                                       ----------   ----------
               Total                                      944,780    1,020,989
                                                       ----------   ----------
      American Odyssey Intermediate-Term Bond Fund
          Invested                                        572,788      588,449
                                                       ----------   ----------
               Total                                      572,788      588,449
                                                       ----------   ----------
      American Odyssey Short-Term Bond Fund
          Invested                                        336,584      333,958
                                                       ----------   ----------
               Total                                      336,584      333,958
                                                       ----------   ----------
      American Odyssey In-Time Investing Fund
          Invested                                        661,418      653,673
                                                       ----------   ----------
               Total                                      661,418      653,673
                                                       ----------   ----------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3.    Investments (Continued)

      1996 Investment Funds                            Cost            Value
      ---------------------                            ----            -----

      Fixed Savings Fund
          Invested                                  $396,851,788    $396,851,788
                                                    ------------    ------------
               Total                                 396,851,788     396,851,788
                                                    ------------    ------------

      Fixed IRA Fund
          Invested                                    61,959,660      61,959,660
                                                    ------------    ------------
               Total                                  61,959,660      61,959,660
                                                    ------------    ------------

      Russell 2000 Fund
          Invested                                    34,169,822      46,096,698
          Funds not yet invested                             182             182
                                                    ------------    ------------
               Total                                  34,170,004      46,096,880
                                                    ------------    ------------

      S&P 500 Flagship Fund
          Invested                                    52,460,900      79,731,555
          Funds not yet invested                             598             598
                                                    ------------    ------------
               Total                                  52,461,498      79,732,153
                                                    ------------    ------------

      ESOP Fund
          Invested                                   164,521,877     251,168,817
          Funds not yet invested                       7,579,000       7,579,000
                                                    ------------    ------------
               Total                                 172,100,877     258,747,817
                                                    ------------    ------------

      Stable Interest Fund
          Invested                                    18,263,998      18,263,998
                                                    ------------    ------------
               Total                                  18,263,998      18,263,998
                                                    ------------    ------------

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

3.    Investments (Continued)

      1996 Investment Funds                            Cost            Value
      ---------------------                            ----            -----

      TAP Common Stock Fund
          Invested                                $   45,529,053  $   67,457,543
          Funds not yet invested                           1,176           1,176
                                                  --------------  --------------
               Total                                  45,530,229      67,458,719
                                                  --------------  --------------

      Loan Fund
          Invested                                    66,269,195      66,269,195
                                                  --------------  --------------
               Total                                  66,269,195      66,269,195
                                                  --------------  --------------

               1996 Total Investments and Cash    $2,044,028,474  $2,876,786,279
                                                  ==============  ==============

4.    Federal Income Tax Consequences

      The Plan obtained its latest determination letter on November 1, 1996, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan Administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.

      Matching employer contributions, pretax contributions, Discount Contributions and the Plan earnings on all contributions are not taxable to participants until they are withdrawn by or distributed to the participants. Also, unrealized appreciation on shares of Travelers common stock, Travelers Property Casualty Corp. common stock and American Express common stock distributed in a qualifying lump-sum distribution is not taxable at the time of distribution.

5.    Related Party Transactions

      Certain Plan investments are shares of stock issued by Travelers or its subsidiaries. Travelers is the Plan sponsor as defined by the Plan. Certain Plan investments are shares of registered investment companies (mutual funds, stock funds and investment contracts) that are valued by Smith Barney Mutual Fund Management Inc. ("SB Mutual") and Salomon Brothers Asset Management Inc ("Salomon Asset Management"). Such transactions qualify as party-in-interest.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

5.    Related Party Transactions (Continued)

      Substantially all transactions of the Copeland portion of the Plan involved related parties as the manager of, transfer agent of and dividend disbursement agent for the American Odyssey Funds. Copeland is an indirect wholly owned subsidiary of Travelers. The Travelers Insurance Company, which issued group annuity contracts held by the Plan trustee and provides recordkeeping and other administrative services regarding the Plan, is also an indirect wholly owned subsidiary of Travelers.

6.    Subsequent Events

      In January 1998, all of the outstanding shares of Series C Convertible Preferred Stock were converted into 6,941,859 shares of Travelers common stock.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

7. Investment Allocation With Fund Information

   Employee, employer, and rollover contributions are invested in various funds as indicated in notes 2 and 3. These contributions are directed to each fund at the discretion of the individual participant. Net assets available for plan benefits and changes in net assets available for plan benefits, by fund, are as follows:

                                                                               December 31, 1997
                                             ---------------------------------------------------------------------------------------


                                                                    Van Kampen            Van Kampen               Van Kampen
                                                Travelers        American Capital      American Capital         American Capital
                                               Common Stock          Emerging             Government                Comstock
                                                   Fund             Growth Fund        Securities Fund                Fund
                                             -----------------   ------------------   -------------------    -----------------------
Assets
Investments (notes 2 and 3)                  $  1,661,311,551          148,374,110             4,666,556                 14,890,615
Cash                                                1,970,467                1,175                     3                          3
Receivables:
    Contributions                                     484,888               20,290                   631                     18,846
    Dividends and other                             3,609,777                   37                     4                         15
                                             -----------------   ------------------   -------------------    -----------------------

       Total receivables                            4,094,665               20,327                   635                     18,861
                                             -----------------   ------------------   -------------------    -----------------------

              Total assets                      1,667,376,683          148,395,612             4,667,194                 14,909,479
                                             -----------------   ------------------   -------------------    -----------------------

Liabilities
Forfeiture credits due to employer                          -                    -                     -                          -
ESOP note payable                                           -                    -                     -                          -
Payable for investment purchases                    1,590,067                    -                     -                          -
                                             -----------------   ------------------   -------------------    -----------------------

       Total liabilities                            1,590,067                    -                     -                          -

Receivable from (payable to) other funds            4,021,002                    -                     -                          -
                                             -----------------   ------------------   -------------------    -----------------------

Net assets available for plan benefits       $  1,669,807,618          148,395,612             4,667,194                 14,909,479
                                             =================   ==================   ===================    =======================

Investment activity:
    Dividends                                      12,448,553           13,389,897               306,971                  2,068,801
    Interest                                           65,117                7,022                   367                    188,592
    Appreciation (depreciation) in
       fair value of investments                  700,288,040           12,563,742                69,214                  1,208,350
                                             -----------------   ------------------   -------------------    -----------------------
                                                  712,801,710           25,960,661               376,552                  3,465,743
  Less: Trustee/administrative expenses              (555,906)             (93,400)               (8,019)                   (16,880)
                                             -----------------   ------------------   -------------------    -----------------------

      Net investment income (loss)                712,245,804           25,867,261               368,533                  3,448,863
                                             -----------------   ------------------   -------------------    -----------------------

Contributions:
    Participant                                    64,532,708           18,973,018               551,452                  1,245,903
    Employer                                                -                 (813)                    -                          -
                                             -----------------   ------------------   -------------------    -----------------------

      Total contributions                          64,532,708           18,972,205               551,452                  1,245,903
                                             -----------------   ------------------   -------------------    -----------------------

Distributions to participants                     (73,673,547)          (6,901,403)             (287,751)                  (863,271)
Loan activity, net                                 (6,428,158)            (453,956)              (51,508)                   (63,107)
Transfers from (to) other funds                    48,655,133           (4,987,034)             (713,817)                  (401,924)
                                             -----------------   ------------------   -------------------    -----------------------

    Net increase (decrease)                       745,331,940           32,497,073              (133,091)                 3,366,464
                                             -----------------   ------------------   -------------------    -----------------------

Net assets available for plan benefits:
    Beginning of year                             888,648,289          115,898,539             4,800,285                 11,543,015

    Transfers from (to) other plans (note 1)       35,827,389                    -                     -                          -
                                             -----------------   ------------------   -------------------    -----------------------

    End of year                              $  1,669,807,618          148,395,612             4,667,194                 14,909,479
                                             =================   ==================   ===================    =======================

                                                                               December 31, 1997
                                             ----------------------------------------------------------------------------------


                                                 Van Kampen               Common               Common              Common
                                              American Capital            Sense                Sense               Sense
                                                   Reserve                Growth          Growth & Income        Government
                                                    Fund                   Fund                 Fund                Fund
                                             --------------------    -----------------    -----------------   -----------------
Assets
Investments (notes 2 and 3)                           10,514,136            5,139,348            4,696,405             601,480
Cash                                                          16                   23                   17                  15
Receivables:
    Contributions                                            514                  213                  805                   -
    Dividends and other                                       13                    4                    1                   -
                                             --------------------    -----------------    -----------------   -----------------

       Total receivables                                     527                  217                  806                   -
                                             --------------------    -----------------    -----------------   -----------------

              Total assets                            10,514,679            5,139,588            4,697,228             601,495
                                             --------------------    -----------------    -----------------   -----------------

Liabilities
Forfeiture credits due to employer                             -                    -                    -                   -
ESOP note payable                                              -                    -                    -                   -
Payable for investment purchases                               -                    -                    -                   -
                                             --------------------    -----------------    -----------------   -----------------

       Total liabilities                                       -                    -                    -                   -

Receivable from (payable to) other funds                       -                    -                    -                   -
                                             --------------------    -----------------    -----------------   -----------------

Net assets available for plan benefits                10,514,679            5,139,588            4,697,228             601,495
                                             ====================    =================    =================   =================

Investment activity:
    Dividends                                            505,987            1,211,263            1,265,201              47,735
    Interest                                                 679                  189                  191                  84
    Appreciation (depreciation) in
       fair value of investments                               -              299,151              137,364              13,100
                                             --------------------    -----------------    -----------------   -----------------
                                                         506,666            1,510,603            1,402,756              60,919
  Less: Trustee/administrative expenses                  (14,981)              (8,003)              (7,577)             (3,796)
                                             --------------------    -----------------    -----------------   -----------------

      Net investment income (loss)                       491,685            1,502,600            1,395,179              57,123
                                             --------------------    -----------------    -----------------   -----------------

Contributions:
    Participant                                          594,427              359,988              299,759              52,023
    Employer                                                   -                    -                    -                   -
                                             --------------------    -----------------    -----------------   -----------------

      Total contributions                                594,427              359,988              299,759              52,023
                                             --------------------    -----------------    -----------------   -----------------

Distributions to participants                         (1,114,189)            (555,189)            (192,448)            (20,514)
Loan activity, net                                      (148,505)             (24,500)             (37,195)            (13,242)
Transfers from (to) other funds                         (603,043)            (236,751)            (229,554)           (322,278)
                                             --------------------    -----------------    -----------------   -----------------

    Net increase (decrease)                             (779,625)           1,046,148            1,235,741            (246,888)
                                             --------------------    -----------------    -----------------   -----------------

Net assets available for plan benefits:
    Beginning of year                                 11,294,304            4,093,440            3,461,487             848,383

    Transfers from (to) other plans (note 1)                   -                    -                    -                   -
                                             --------------------    -----------------    -----------------   -----------------

    End of year                                       10,514,679            5,139,588            4,697,228             601,495
                                             ====================    =================    =================   =================

                                                       December 31, 1997
                                             -------------------------------------

                                                                     Concert
                                                  Common            Allocation
                                                  Sense               Series
                                               Money Market        High Growth
                                                   Fund             Portfolio
                                             -----------------   -----------------
Assets
Investments (notes 2 and 3)                         2,436,540           2,784,406
Cash                                                       27                  27
Receivables:
    Contributions                                           -              18,680
    Dividends and other                                     3              65,247
                                             -----------------   -----------------

       Total receivables                                    3              83,927
                                             -----------------   -----------------

              Total assets                          2,436,570           2,868,360
                                             -----------------   -----------------

Liabilities
Forfeiture credits due to employer                          -                   -
ESOP note payable                                           -                   -
Payable for investment purchases                            -                 345
                                             -----------------   -----------------

       Total liabilities                                    -                 345

Receivable from (payable to) other funds                    -                   -
                                             -----------------   -----------------

Net assets available for plan benefits              2,436,570           2,868,015
                                             =================   =================

Investment activity:
    Dividends                                         114,444              31,755
    Interest                                              183                  62
    Appreciation (depreciation) in
       fair value of investments                            -              (5,969)
                                             -----------------   -----------------
                                                      114,627              25,848
  Less: Trustee/administrative expenses                (5,667)             (2,308)
                                             -----------------   -----------------

      Net investment income (loss)                    108,960              23,540
                                             -----------------   -----------------

Contributions:
    Participant                                       116,684           1,176,997
    Employer                                             (838)                  -
                                             -----------------   -----------------

      Total contributions                             115,846           1,176,997
                                             -----------------   -----------------

Distributions to participants                        (262,076)            (17,092)
Loan activity, net                                    (30,668)            (55,316)
Transfers from (to) other funds                        80,122           1,739,886
                                             -----------------   -----------------

    Net increase (decrease)                            12,184           2,868,015
                                             -----------------   -----------------

Net assets available for plan benefits:
    Beginning of year                               2,424,386                   -

    Transfers from (to) other plans (note 1)                -                   -
                                             -----------------   -----------------

    End of year                                     2,436,570           2,868,015
                                             =================   =================

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

7. Investment Allocation (Continued)

                                                                              December 31, 1997
                                             ----------------------------------------------------------------------------------

                                                   Concert               Concert               Concert            Concert
                                                 Allocation            Allocation            Allocation          Allocation
                                                   Series                Series                Series              Series
                                                    Growth              Balanced            Conservative           Income
                                                  Portfolio             Portfolio             Portfolio          Portfolio
                                             --------------------   ------------------    ------------------  -----------------
Assets
Investments (notes 2 and 3)                  $         2,711,780            2,629,801               594,928            602,848
Cash                                                          19                   49                    35                109
Receivables:
    Contributions                                         25,020               34,826                 2,062                748
    Dividends and other                                   38,999              190,346                16,529             45,851
                                             --------------------   ------------------    ------------------  -----------------

       Total receivables                                  64,019              225,172                18,591             46,599
                                             --------------------   ------------------    ------------------  -----------------

              Total assets                             2,775,818            2,855,022               613,554            649,556
                                             --------------------   ------------------    ------------------  -----------------

Liabilities
Forfeiture credits due to employer                             -                    -                     -                  -
ESOP note payable                                              -                    -                     -                  -
Payable for investment purchases                             353                  337                   256                216
                                             --------------------   ------------------    ------------------  -----------------

       Total liabilities                                     353                  337                   256                216

Receivable from (payable to) other funds                       -                    -                     -                  -
                                             --------------------   ------------------    ------------------  -----------------

Net assets available for plan benefits       $         2,775,465            2,854,685               613,298            649,340
                                             ====================   ==================    ==================  =================

Investment activity:
    Dividends                                             39,855               35,523                15,924             23,685
    Interest                                                  35                   35                    50                 12
    Appreciation (depreciation) in
       fair value of investments                          53,510               35,836                18,663              8,570
                                             --------------------   ------------------    ------------------  -----------------
                                                          93,400               71,394                34,637             32,267
  Less: Trustee/administrative expenses                   (2,214)              (2,209)               (2,067)            (2,167)
                                             --------------------   ------------------    ------------------  -----------------

      Net investment income (loss)                        91,186               69,185                32,570             30,100
                                             --------------------   ------------------    ------------------  -----------------

Contributions:
    Participant                                          992,599              689,672               240,892            137,279
    Employer                                                   -                    -                     -                  -
                                             --------------------   ------------------    ------------------  -----------------

      Total contributions                                992,599              689,672               240,892            137,279
                                             --------------------   ------------------    ------------------  -----------------

Distributions to participants                            (12,484)              17,922              (104,016)            (2,694)
Loan activity, net                                       (20,760)             (53,005)              (19,651)            (2,134)
Transfers from (to) other funds                        1,724,924            2,130,911               463,503            486,789
                                             --------------------   ------------------    ------------------  -----------------

    Net increase (decrease)                            2,775,465            2,854,685               613,298            649,340
                                             --------------------   ------------------    ------------------  -----------------

Net assets available for plan benefits:
    Beginning of year                                          -                    -                     -                  -

    Transfers from (to) other plans (note 1)                   -                    -                     -                  -
                                             --------------------   ------------------    ------------------  -----------------

    End of year                              $          2,775,465            2,854,685               613,298            649,340
                                             ====================   ==================    ==================  =================

                                                                            December 31, 1997
                                             ---------------------------------------------------------------------------------


                                               Smith Barney        Smith Barney          Van Kampen             American
                                              U.S. Government         Income          American Capital           Express
                                                Securities            Return             Enterprise              Common
                                                   Fund                Fund                 Fund               Stock Fund
                                             ------------------  ------------------  --------------------   ------------------
Assets
Investments (notes 2 and 3)                         22,818,510                   -            61,770,464          131,792,887
Cash                                                       692                   -                 1,081               10,855
Receivables:
    Contributions                                      115,791                   -                13,379                    -
    Dividends and other                                      5                   -                    16              336,968
                                             ------------------  ------------------  --------------------   ------------------

       Total receivables                               115,796                   -                13,395              336,968
                                             ------------------  ------------------  --------------------   ------------------

              Total assets                          22,934,998                   -            61,784,940          132,140,710
                                             ------------------  ------------------  --------------------   ------------------

Liabilities
Forfeiture credits due to employer                           -                   -                     -                    -
ESOP note payable                                            -                   -                     -                    -
Payable for investment purchases                             -                   -                     -                    -
                                             ------------------  ------------------  --------------------   ------------------

       Total liabilities                                     -                   -                     -                    -

Receivable from (payable to) other funds                     -                   -                     -                    -
                                             ------------------  ------------------  --------------------   ------------------

Net assets available for plan benefits              22,934,998                   -            61,784,940          132,140,710
                                             ==================  ==================  ====================   ==================

Investment activity:
    Dividends                                        1,373,353                   -             6,100,144            1,382,436
    Interest                                               731                   -                 1,104                1,645
    Appreciation (depreciation) in
       fair value of investments                       577,128                   -             6,579,603           50,726,202
                                             ------------------  ------------------  --------------------   ------------------
                                                     1,951,212                   -            12,680,851           52,110,283
  Less: Trustee/administrative expenses                (17,530)                  -               (35,413)             (85,580)
                                             ------------------  ------------------  --------------------   ------------------

      Net investment income (loss)                   1,933,682                   -            12,645,438           52,024,703
                                             ------------------  ------------------  --------------------   ------------------

Contributions:
    Participant                                      1,745,837                   -             6,863,798                    -
    Employer                                              (213)                  -                     -                    -
                                             ------------------  ------------------  --------------------   ------------------

      Total contributions                            1,745,624                   -             6,863,798                    -
                                             ------------------  ------------------  --------------------   ------------------

Distributions to participants                       (1,728,466)            (59,771)           (2,491,488)          (6,226,279)
Loan activity, net                                     (22,597)             (3,237)              (60,852)            (767,295)
Transfers from (to) other funds                        917,627          (3,541,549)            4,481,598           (7,457,558)
                                             ------------------  ------------------  --------------------   ------------------

    Net increase (decrease)                          2,845,870          (3,604,557)           21,438,494           37,573,571
                                             ------------------  ------------------  --------------------   ------------------

Net assets available for plan benefits:
    Beginning of year                               20,089,128           3,604,557            40,346,446           94,567,139

    Transfers from (to) other plans (note 1)                 -                   -                     -                    -
                                             ------------------  ------------------  --------------------   ------------------

    End of year                                      22,934,998                   -            61,784,940          132,140,710
                                             ==================  ==================  ====================   ==================

                                                                    December 31, 1997
                                             ----------------------------------------------------------------


                                                                     Smith Barney
                                                Smith Barney          Aggressive            Smith Barney
                                                   Money                Growth              Appreciation
                                                    Fund                 Fund                   Fund
                                             -------------------  --------------------   --------------------
Assets
Investments (notes 2 and 3)                          51,341,355            44,989,795            193,899,159
Cash                                                        880                   845                    811
Receivables:
    Contributions                                          (771)                  (11)                 4,574
    Dividends and other                                       8                    12                     25
                                             -------------------  --------------------   --------------------

       Total receivables                                   (763)                    1                  4,599
                                             -------------------  --------------------   --------------------

              Total assets                           51,341,472            44,990,641            193,904,569
                                             -------------------  --------------------   --------------------

Liabilities
Forfeiture credits due to employer                            -                     -                      -
ESOP note payable                                             -                     -                      -
Payable for investment purchases                              -                     -                      -
                                             -------------------  --------------------   --------------------

       Total liabilities                                      -                     -                      -

Receivable from (payable to) other funds                      -                     -                      -
                                             -------------------  --------------------   --------------------

Net assets available for plan benefits               51,341,472            44,990,641            193,904,569
                                             ===================  ====================   ====================

Investment activity:
    Dividends                                         2,547,495             2,061,244             28,529,882
    Interest                                              2,021                   865                  3,106
    Appreciation (depreciation) in
       fair value of investments                              -             7,379,703             12,876,724
                                             -------------------  --------------------   --------------------
                                                      2,549,516             9,441,812             41,409,712
  Less: Trustee/administrative expenses                 (36,006)              (28,488)              (109,404)
                                             -------------------  --------------------   --------------------

      Net investment income (loss)                    2,513,510             9,413,324             41,300,308
                                             -------------------  --------------------   --------------------

Contributions:
    Participant                                       3,877,387             4,090,227             13,616,193
    Employer                                               (263)               (2,022)                     -
                                             -------------------  --------------------   --------------------

      Total contributions                             3,877,124             4,088,205             13,616,193
                                             -------------------  --------------------   --------------------

Distributions to participants                        (4,987,968)           (2,309,801)            (8,747,512)
Loan activity, net                                     (799,410)             (414,170)              (898,399)
Transfers from (to) other funds                      13,679,081             1,182,948             (5,033,256)
                                             -------------------  --------------------   --------------------

    Net increase (decrease)                          14,282,337            11,960,506             40,237,334
                                             -------------------  --------------------   --------------------

Net assets available for plan benefits:
    Beginning of year                                37,059,135            33,030,135            153,667,235

    Transfers from (to) other plans (note 1)                  -                     -                      -
                                             -------------------  --------------------   --------------------

    End of year                                       51,341,472            44,990,641            193,904,569
                                             ===================  ====================   ====================

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

                                                                            December 31, 1997
                                             ---------------------------------------------------------------------------------------


                                                 Smith Barney           Smith Barney
                                                International           Diversified           Smith Barney
                                                    Equity               Strategic                High             Smith Barney
                                                     Fund               Income Fund           Income Fund         Utilities Fund
                                             ---------------------  ---------------------  -------------------  --------------------
Assets
Investments (notes 2 and 3)                  $        120,881,658             20,380,833                    -            11,394,421
Cash                                                          744                    799                    -                   803
Receivables:
    Contributions                                           3,271                    128                    -                   488
    Dividends and other                                        23                      6                    -                     5
                                             ---------------------  ---------------------  -------------------  --------------------

       Total receivables                                    3,294                    134                    -                   493
                                             ---------------------  ---------------------  -------------------  --------------------

              Total assets                            120,885,696             20,381,766                    -            11,395,717
                                             ---------------------  ---------------------  -------------------  --------------------

Liabilities
Forfeiture credits due to employer                              -                      -                    -                     -
ESOP note payable                                               -                      -                    -                     -
Payable for investment purchases                                -                      -                    -                     -
                                             ---------------------  ---------------------  -------------------  --------------------

       Total liabilities                                        -                      -                    -                     -

Receivable from (payable to) other funds                        -                      -                    -                     -
                                             ---------------------  ---------------------  -------------------  --------------------

Net assets available for plan benefits       $        120,885,696             20,381,766                    -            11,395,717
                                             =====================  =====================  ===================  ====================

Investment activity:
    Dividends                                $            362,310              1,701,404                    -             1,149,813
    Interest                                                3,712                    467                    -                   520
    Appreciation (depreciation) in
       fair value of investments                        3,225,678               (185,354)                   -             1,161,265
                                             ---------------------  ---------------------  -------------------  --------------------
                                                        3,591,700              1,516,517                    -             2,311,598
  Less: Trustee/administrative expenses                   (86,467)               (17,017)                   -               (13,449)
                                             ---------------------  ---------------------  -------------------  --------------------

      Net investment income (loss)                      3,505,233              1,499,500                    -             2,298,149
                                             ---------------------  ---------------------  -------------------  --------------------

Contributions:
    Participant                                        16,581,148              2,374,561                    -             1,466,704
    Employer                                                    -                      -                    -                     -
                                             ---------------------  ---------------------  -------------------  --------------------

      Total contributions                              16,581,148              2,374,561                    -             1,466,704
                                             ---------------------  ---------------------  -------------------  --------------------

Distributions to participants                          (7,116,110)            (1,169,518)             (81,228)             (843,700)
Loan activity, net                                         29,435                  9,410              (11,484)             (117,104)
Transfers from (to) other funds                       (15,876,801)               224,511           (4,506,862)           (5,116,608)
                                             ---------------------  ---------------------  -------------------  --------------------

    Net increase (decrease)                            (2,877,095)             2,938,464           (4,599,574)           (2,312,559)
                                             ---------------------  ---------------------  -------------------  --------------------

Net assets available for plan benefits:
    Beginning of year                                 123,762,791             17,443,302            4,599,574            13,708,276

    Transfers from (to) other plans (note 1)                    -                      -                    -                     -
                                             ---------------------  ---------------------  -------------------  --------------------

    End of year                              $        120,885,696             20,381,766                    -            11,395,717
                                             =====================  =====================  ===================  ====================

                                                                            December 31, 1997
                                             ---------------------------------------------------------------------------------------


                                                Smith Barney            Smith Barney         Smith Barney          Smith Barney
                                                 Guaranteed                Equity               Special              Managed
                                                   Income                  Income              Equities               Growth
                                                    Fund                    Fund                 Fund                  Fund
                                             --------------------   ---------------------  ------------------  ---------------------
Assets
Investments (notes 2 and 3)                          149,626,246             144,030,836          14,341,800             29,569,359
Cash                                                     263,184                     834                 813                    827
Receivables:
    Contributions                                            (93)                  3,073               4,836                  6,422
    Dividends and other                                      194                      19                   6                      8
                                             --------------------   ---------------------  ------------------  ---------------------

       Total receivables                                     101                   3,092               4,842                  6,430
                                             --------------------   ---------------------  ------------------  ---------------------

              Total assets                           149,889,531             144,034,762          14,347,455             29,576,616
                                             --------------------   ---------------------  ------------------  ---------------------

Liabilities
Forfeiture credits due to employer                             -                       -                   -                      -
ESOP note payable                                              -                       -                   -                      -
Payable for investment purchases                               -                       -                   -                      -
                                             --------------------   ---------------------  ------------------  ---------------------

       Total liabilities                                       -                       -                   -                      -

Receivable from (payable to) other funds                       -                       -                   -                      -
                                             --------------------   ---------------------  ------------------  ---------------------

Net assets available for plan benefits               149,889,531             144,034,762          14,347,455             29,576,616
                                             ====================   =====================  ==================  =====================

Investment activity:
    Dividends                                                  -              14,387,143                   -              2,099,910
    Interest                                          10,292,279                   2,245                 667                    835
    Appreciation (depreciation) in
       fair value of investments                               -              17,820,282            (750,743)             1,379,554
                                             --------------------   ---------------------  ------------------  ---------------------
                                                      10,292,279              32,209,670            (750,076)             3,480,299
  Less: Trustee/administrative expenses                 (531,442)                (82,029)            (13,818)               (20,925)
                                             --------------------   ---------------------  ------------------  ---------------------

      Net investment income (loss)                     9,760,837              32,127,641            (763,894)             3,459,374
                                             --------------------   ---------------------  ------------------  ---------------------

Contributions:
    Participant                                        8,376,840               7,983,112           3,147,636              3,846,729
    Employer                                             101,339                    (440)                  -                      -
                                             --------------------   ---------------------  ------------------  ---------------------

      Total contributions                              8,478,179               7,982,672           3,147,636              3,846,729
                                             --------------------   ---------------------  ------------------  ---------------------

Distributions to participants                         (9,476,079)             (6,097,680)           (685,844)            (1,431,638)
Loan activity, net                                      (735,885)               (257,322)            229,618                108,232
Transfers from (to) other funds                       (5,132,178)             (3,321,710)           (270,038)             1,295,790
                                             --------------------   ---------------------  ------------------  ---------------------

    Net increase (decrease)                            2,894,874              30,433,601           1,657,478              7,278,487
                                             --------------------   ---------------------  ------------------  ---------------------

Net assets available for plan benefits:
    Beginning of year                                146,994,657             113,601,161          12,689,977             22,298,129

    Transfers from (to) other plans (note 1)                   -                       -                   -                      -
                                             --------------------   ---------------------  ------------------  ---------------------

    End of year                                      149,889,531             144,034,762          14,347,455             29,576,616
                                             ====================   =====================  ==================  =====================

                                                                            December 31, 1997
                                             ------------------------------------------------------------------


                                                  Deferred
                                                   Profit                Fixed                   Fixed
                                                  Sharing               Savings                   IRA
                                                    Plan                  Fund                    Fund
                                             -------------------  ---------------------   ---------------------
Assets
Investments (notes 2 and 3)                              63,194            406,088,810              58,127,388
Cash                                                          -                      -                       -
Receivables:
    Contributions                                             -                   (589)                      -
    Dividends and other                                       -                747,874                       -
                                             -------------------  ---------------------   ---------------------

       Total receivables                                      -                747,285                       -
                                             -------------------  ---------------------   ---------------------

              Total assets                               63,194            406,836,095              58,127,388
                                             -------------------  ---------------------   ---------------------

Liabilities
Forfeiture credits due to employer                            -                      -                       -
ESOP note payable                                             -                      -                       -
Payable for investment purchases                              -                 46,344                       -
                                             -------------------  ---------------------   ---------------------

       Total liabilities                                      -                 46,344                       -

Receivable from (payable to) other funds                      -                      -                       -
                                             -------------------  ---------------------   ---------------------

Net assets available for plan benefits                   63,194            406,789,751              58,127,388
                                             ===================  =====================   =====================

Investment activity:
    Dividends                                             3,456                      -                       -
    Interest                                                  -             27,757,495               3,827,738
    Appreciation (depreciation) in
       fair value of investments                              -                      -                       -
                                             -------------------  ---------------------   ---------------------
                                                          3,456             27,757,495               3,827,738
  Less: Trustee/administrative expenses                       -                      -                       -
                                             -------------------  ---------------------   ---------------------

      Net investment income (loss)                        3,456             27,757,495               3,827,738
                                             -------------------  ---------------------   ---------------------

Contributions:
    Participant                                               -             23,897,144                       -
    Employer                                                  -                      -                       -
                                             -------------------  ---------------------   ---------------------

      Total contributions                                     -             23,897,144                       -
                                             -------------------  ---------------------   ---------------------

Distributions to participants                           (10,000)           (36,226,164)             (7,660,010)
Loan activity, net                                            -               (365,070)                      -
Transfers from (to) other funds                               -             (4,890,814)                      -
                                             -------------------  ---------------------   ---------------------

    Net increase (decrease)                              (6,544)            10,172,591              (3,832,272)
                                             -------------------  ---------------------   ---------------------

Net assets available for plan benefits:
    Beginning of year                                    69,738            396,617,160              61,959,660

    Transfers from (to) other plans (note 1)                  -                      -                       -
                                             -------------------  ---------------------   ---------------------

    End of year                                          63,194            406,789,751              58,127,388
                                             ===================  =====================   =====================

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

                                                                             December 31, 1997
                                             --------------------------------------------------------------------------------------



                                                  S & P 500            Russell
                                                  Flagship               2000                 ESOP                    Stable
                                                    Fund                 Fund                 Fund                     Fund
                                             ------------------   -----------------    -------------------   ----------------------
Assets
Investments (notes 2 and 3)                  $      118,520,465          64,058,436            379,039,600               17,039,728
Cash                                                      2,665               1,755              9,479,216                        -
Receivables:
    Contributions                                        41,604               7,768                      -                   20,879
    Dividends and other                                  90,744             273,523                  1,570                        -
                                             -------------------   -----------------    -------------------   ---------------------

       Total receivables                                132,348             281,291                  1,570                   20,879
                                             -------------------   -----------------    -------------------   ---------------------

              Total assets                          118,655,478          64,341,482            388,520,386               17,060,607
                                             -------------------   -----------------    -------------------   ---------------------

Liabilities
Forfeiture credits due to employer                            -                   -                      -                        -
ESOP note payable                                             -                   -             17,450,000                        -
Payable for investment purchases                          7,000               3,852              1,606,231                  264,002
                                             -------------------   -----------------    -------------------   ---------------------

       Total liabilities                                  7,000               3,852             19,056,231                  264,002

Receivable from (payable to) other funds                      -                   -            (16,388,816)                       -
                                             -------------------   -----------------    -------------------   ---------------------

Net assets available for plan benefits       $      118,648,478          64,337,630            353,075,339               16,796,605
                                             ===================   =================    ===================   =====================

Investment activity:
    Dividends                                $                -                   -             12,141,458                        -
    Interest                                                  -                   -                      -                1,064,285
    Appreciation (depreciation) in
       fair value of investments                     28,102,738          11,600,629            145,416,891                        -
                                             -------------------   -----------------    -------------------   ---------------------
                                                     28,102,738          11,600,629            157,558,349                1,064,285
  Less: Trustee/administrative expenses                       -                   -                      -                        -
                                             -------------------   -----------------    -------------------   ---------------------

      Net investment income (loss)                   28,102,738          11,600,629            157,558,349                1,064,285
                                             -------------------   -----------------    -------------------   ---------------------

Contributions:
    Participant                                      11,852,078           7,337,446              2,520,471                2,628,247
    Employer                                                  -                   -                      -                        -
                                             -------------------   -----------------    -------------------   ---------------------

      Total contributions                            11,852,078           7,337,446              2,520,471                2,628,247
                                             -------------------   -----------------    -------------------   ---------------------

Distributions to participants                        (6,496,528)         (3,354,259)           (14,734,677)              (1,798,452)
Loan activity, net                                     (869,112)           (521,732)               (32,709)                (792,238)
Transfers from (to) other funds                       6,244,149           3,136,952             (3,819,711)              (2,747,575)
                                             -------------------   -----------------    -------------------   ---------------------

    Net increase (decrease)                          38,833,325          18,199,036            141,491,723               (1,645,733)
                                             -------------------   -----------------    -------------------   ---------------------

Net assets available for plan benefits:
    Beginning of year                                79,815,153          46,138,594            211,583,616               18,442,338

    Transfers from (to) other plans (note 1)                  -                   -                      -                        -
                                             -------------------   -----------------    -------------------   ---------------------

    End of year                              $      118,648,478          64,337,630            353,075,339               16,796,605
                                             ===================   =================    ===================   =====================

                                                                              December 31, 1997
                                             --------------------------------------------------------------------------------------

                                                                                                                      American
                                                      TAP                  Guarantee             Universal            Odyssey
                                                 Common Stock               Annuity                 Life                Core
                                                     Fund                  Contracts             Insurance           Equity Fund
                                             --------------------     -------------------   -------------------  ------------------
Assets
Investments (notes 2 and 3)                           66,506,184               8,988,512                55,493          11,102,905
Cash                                                      36,455                       -                     -                   -
Receivables:
    Contributions                                          3,675                       -                     -                   -
    Dividends and other                                        -                       -                     -                   -
                                             --------------------     -------------------   -------------------  ------------------

       Total receivables                                   3,675                       -                     -                   -
                                             --------------------     -------------------   -------------------  ------------------

              Total assets                            66,546,314               8,988,512                55,493          11,102,905
                                             --------------------     -------------------   -------------------  ------------------

Liabilities
Forfeiture credits due to employer                             -                       -                     -                   -
ESOP note payable                                              -                       -                     -                   -
Payable for investment purchases                       2,723,606                       -                     -                   -
                                             --------------------     -------------------   -------------------  ------------------

       Total liabilities                               2,723,606                       -                     -                   -

Receivable from (payable to) other funds                       -                       -                     -                   -
                                             --------------------     -------------------   -------------------  ------------------

Net assets available for plan benefits                63,822,708               8,988,512                55,493          11,102,905
                                             ====================     ===================   ===================  ==================

Investment activity:
    Dividends                                            528,964                       -                     -           2,537,288
    Interest                                                   -                 216,768                 2,613                   -
    Appreciation (depreciation) in
       fair value of investments                      14,185,634                       -                (5,619)                  -
                                             --------------------     -------------------   -------------------  ------------------
                                                      14,714,598                 216,768                (3,006)          2,537,288
  Less: Trustee/administrative expenses                        -                       -                     -              (1,149)
                                             --------------------     -------------------   -------------------  ------------------

      Net investment income (loss)                    14,714,598                 216,768                (3,006)          2,536,139
                                             --------------------     -------------------   -------------------  ------------------

Contributions:
    Participant                                          817,896                 385,295                23,099           1,168,022
    Employer                                                   -                       -                     -                   -
                                             --------------------     -------------------   -------------------  ------------------

      Total contributions                                817,896                 385,295                23,099           1,168,022
                                             --------------------     -------------------   -------------------  ------------------

Distributions to participants                         (2,335,777)               (775,774)               (6,620)           (569,211)
Loan activity, net                                    (1,163,693)                (10,480)                    -             (40,816)
Transfers from (to) other funds                      (15,665,597)               (738,399)                    -             136,059
                                             --------------------     -------------------   -------------------  ------------------

    Net increase (decrease)                           (3,632,573)               (922,590)               13,473           3,230,193
                                             --------------------     -------------------   -------------------  ------------------

Net assets available for plan benefits:
    Beginning of year                                 67,455,281               9,911,102                42,020           7,872,712

    Transfers from (to) other plans (note 1)                   -                       -                     -                   -
                                             --------------------     -------------------   -------------------  ------------------

    End of year                                       63,822,708               8,988,512                55,493          11,102,905
                                             ====================     ===================   ===================  ==================

                                                                               December 31, 1997
                                             ---------------------------------------------------------------------------------------

                                                 American             American
                                                  Odyssey              Odyssey               American                American
                                                 Emerging           International             Odyssey                 Odyssey
                                               Opportunities           Equity                Long-Term           Intermediate-Term
                                                   Fund                 Fund                 Bond Fund               Bond Fund
                                             ------------------  --------------------   --------------------   ---------------------
Assets
Investments (notes 2 and 3)                          6,148,638             5,144,165              1,016,543                 637,343
Cash                                                         -                     -                      -                       -
Receivables:
    Contributions                                            -                     -                      -                       -
    Dividends and other                                      -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

       Total receivables                                     -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

              Total assets                           6,148,638             5,144,165              1,016,543                 637,343
                                             ------------------  --------------------   --------------------   ---------------------

Liabilities
Forfeiture credits due to employer                           -                     -                      -                       -
ESOP note payable                                            -                     -                      -                       -
Payable for investment purchases                             -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

       Total liabilities                                     -                     -                      -                       -

Receivable from (payable to) other funds                     -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

Net assets available for plan benefits               6,148,638             5,144,165              1,016,543                 637,343
                                             ==================  ====================   ====================   =====================

Investment activity:
    Dividends                                          373,931               264,114                      -                       -
    Interest                                                 -                     -                 91,872                  39,169
    Appreciation (depreciation) in
       fair value of investments                             -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------
                                                       373,931               264,114                 91,872                  39,169
  Less: Trustee/administrative expenses                   (675)                    -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

      Net investment income (loss)                     373,256               264,114                 91,872                  39,169
                                             ------------------  --------------------   --------------------   ---------------------

Contributions:
    Participant                                        953,574               667,567                114,974                  55,183
    Employer                                                 -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

      Total contributions                              953,574               667,567                114,974                  55,183
                                             ------------------  --------------------   --------------------   ---------------------

Distributions to participants                         (400,648)             (316,378)               (64,260)                (24,580)
Loan activity, net                                     (16,666)               (9,654)                (6,047)                   (593)
Transfers from (to) other funds                       (382,469)               58,640               (201,948)                (57,605)
                                             ------------------  --------------------   --------------------   ---------------------

    Net increase (decrease)                            527,047               664,289                (65,409)                 11,574
                                             ------------------  --------------------   --------------------   ---------------------

Net assets available for plan benefits:
    Beginning of year                                5,621,591             4,479,876              1,081,952                 625,769

    Transfers from (to) other plans (note 1)                 -                     -                      -                       -
                                             ------------------  --------------------   --------------------   ---------------------

    End of year                                      6,148,638             5,144,165              1,016,543                 637,343
                                             ==================  ====================   ====================   =====================

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

                                                                        December 31, 1997
                                             --------------------------------------------------------------------------
                                                                  American                                Salomon
                                                American           Odyssey            Salomon            Brothers
                                                 Odyssey          In - Time         Investment         Institutional
                                               Short-Term         Investing          Contract              Money
                                                Bond Fund           Fund               Fund             Market Fund
                                             ----------------   --------------   -----------------   ------------------
Assets
Investments (notes 2 and 3)                  $       111,499        1,082,064          73,808,224           68,906,636
Cash                                                       -                -                   -           (1,046,623)
Receivables:
    Contributions                                          -                -           1,343,728            1,794,197
    Dividends and other                                    -                -             476,471              955,018
                                             ----------------   --------------   -----------------   ------------------

       Total receivables                                   -                -           1,820,199            2,749,215
                                             ----------------   --------------   -----------------   ------------------

              Total assets                           111,499        1,082,064          75,628,423           70,609,228
                                             ----------------   --------------   -----------------   ------------------

Liabilities
Forfeiture credits due to employer                         -                -                   -                    -
ESOP note payable                                          -                -                   -                    -
Payable for investment purchases                           -                -                   -                    -
                                             ----------------   --------------   -----------------   ------------------

       Total liabilities                                   -                -                   -                    -

Receivable from (payable to) other funds                   -                -           1,040,764            1,112,448
                                             ----------------   --------------   -----------------   ------------------

Net assets available for plan benefits       $       111,499        1,082,064          76,669,187           71,721,676
                                             ================   ==============   =================   ==================

Investment activity:
    Dividends                                $             -                -                   -              334,124
    Interest                                          24,365          198,495             411,095                  260
    Appreciation (depreciation) in
       fair value of investments                           -                -                (298)                (406)
                                             ----------------   --------------   -----------------   ------------------
                                                      24,365          198,495             410,797              333,978
  Less: Trustee/administrative expenses                    -                -              (6,180)                  (3)
                                             ----------------   --------------   -----------------   ------------------

      Net investment income (loss)                    24,365          198,495             404,617              333,975
                                             ----------------   --------------   -----------------   ------------------

Contributions:
    Participant                                       15,880           98,128             318,484              909,458
    Employer                                               -                -                   -                    -
                                             ----------------   --------------   -----------------   ------------------

      Total contributions                             15,880           98,128             318,484              909,458
                                             ----------------   --------------   -----------------   ------------------

Distributions to participants                        (33,643)         (15,890)           (194,123)          (1,598,123)
Loan activity, net                                    (1,140)          (7,522)             22,518                8,826
Transfers from (to) other funds                     (240,876)         116,005             305,876           (1,052,723)
                                             ----------------   --------------   -----------------   ------------------

    Net increase (decrease)                         (235,414)         389,216             857,372           (1,375,587)
                                             ----------------   --------------   -----------------   ------------------

Net assets available for plan benefits:
    Beginning of year                                346,913          692,848                   -                    -

    Transfers from (to) other plans (note 1)               -                -          75,811,815           73,120,263
                                             ----------------   --------------   -----------------   ------------------

    End of year                              $       111,499        1,082,064          76,669,187           71,721,676
                                             ================   ==============   =================   ==================

                                                                               December 31, 1997
                                             --------------------------------------------------------------------------------------

                                               Fisher Francis           Salomon            Bankers Trust
                                                Intermediate            Brothers               Index               Europacific
                                                    Bond                Capital                Equity                Growth
                                                    Fund                  Fund                  Fund                  Fund
                                             -------------------   -------------------   -------------------   --------------------
Assets
Investments (notes 2 and 3)                          43,101,392            96,571,938           137,211,432             69,993,825
Cash                                                  6,944,723                     -                 1,102                  9,670
Receivables:
    Contributions                                     1,019,050             2,355,338             3,183,060              2,124,117
    Dividends and other                                 727,835               809,186             1,112,451                650,120
                                             -------------------   -------------------   -------------------   --------------------

       Total receivables                              1,746,885             3,164,524             4,295,511              2,774,237
                                             -------------------   -------------------   -------------------   --------------------

              Total assets                           51,793,000            99,736,462           141,508,045             72,777,732
                                             -------------------   -------------------   -------------------   --------------------

Liabilities
Forfeiture credits due to employer                            -                     -                     -                      -
ESOP note payable                                             -                     -                     -                      -
Payable for investment purchases                              -                     -               575,922                      -
                                             -------------------   -------------------   -------------------   --------------------

       Total liabilities                                      -                     -               575,922                      -

Receivable from (payable to) other funds                765,147             1,839,217             2,462,465              1,591,250
                                             -------------------   -------------------   -------------------   --------------------

Net assets available for plan benefits               52,558,147           101,575,679           143,394,588             74,368,982
                                             ===================   ===================   ===================   ====================

Investment activity:
    Dividends                                                 -                     -                     -              3,675,375
    Interest                                            291,741                   461                   649                    197
    Appreciation (depreciation) in
       fair value of investments                        119,281               738,253             2,319,536             (2,824,433)
                                             -------------------   -------------------   -------------------   --------------------
                                                        411,022               738,714             2,320,185                851,139
  Less: Trustee/administrative expenses                 (12,733)                  (12)               (7,049)                    (9)
                                             -------------------   -------------------   -------------------   --------------------

      Net investment income (loss)                      398,289               738,702             2,313,136                851,130
                                             -------------------   -------------------   -------------------   --------------------

Contributions:
    Participant                                         246,880               632,347               969,669                645,602
    Employer                                                  -                     -                     -                      -
                                             -------------------   -------------------   -------------------   --------------------

      Total contributions                               246,880               632,347               969,669                645,602
                                             -------------------   -------------------   -------------------   --------------------

Distributions to participants                           (65,456)             (247,491)             (301,246)              (103,284)
Loan activity, net                                        3,563                26,981                27,158                 22,853
Transfers from (to) other funds                         322,582                62,765             1,079,597             (1,429,790)
                                             -------------------   -------------------   -------------------   --------------------

    Net increase (decrease)                             905,858             1,213,304             4,088,314                (13,489)
                                             -------------------   -------------------   -------------------   --------------------

Net assets available for plan benefits:
    Beginning of year                                         -                     -                     -                      -

    Transfers from (to) other plans (note 1)         51,652,289           100,362,375           139,306,274             74,382,471
                                             -------------------   -------------------   -------------------   --------------------

    End of year                                      52,558,147           101,575,679           143,394,588             74,368,982
                                             ===================   ===================   ===================   ====================

                                                              December 31, 1997
                                             -----------------------------------------------------

                                                       BGI                         SBAM
                                                 Tactical Asset                Broad Market
                                                   Allocation                  Fixed Income
                                                      Fund                         Fund
                                             ------------------------    -------------------------
Assets
Investments (notes 2 and 3)                               13,885,715                    3,935,125
Cash                                                              91                      683,926
Receivables:
    Contributions                                            493,637                      219,811
    Dividends and other                                      642,087                      279,135
                                             ------------------------    -------------------------

       Total receivables                                   1,135,724                      498,946
                                             ------------------------    -------------------------

              Total assets                                15,021,530                    5,117,997
                                             ------------------------    -------------------------

Liabilities
Forfeiture credits due to employer                                 -                            -
ESOP note payable                                                  -                            -
Payable for investment purchases                                   -                            -
                                             ------------------------    -------------------------

       Total liabilities                                           -                            -

Receivable from (payable to) other funds                     373,062                      163,253
                                             ------------------------    -------------------------

Net assets available for plan benefits                    15,394,592                    5,281,250
                                             ========================    =========================

Investment activity:
    Dividends                                                     70                       25,491
    Interest                                                       -                            -
    Appreciation (depreciation) in
       fair value of investments                             256,148                       11,422
                                             ------------------------    -------------------------
                                                             256,218                       36,913
  Less: Trustee/administrative expenses                           (2)                         (98)
                                             ------------------------    -------------------------

      Net investment income (loss)                           256,216                       36,815
                                             ------------------------    -------------------------

Contributions:
    Participant                                              168,919                       71,190
    Employer                                                       -                            -
                                             ------------------------    -------------------------

      Total contributions                                    168,919                       71,190
                                             ------------------------    -------------------------

Distributions to participants                                (35,894)                     (24,833)
Loan activity, net                                             5,639                        1,518
Transfers from (to) other funds                              634,968                      221,369
                                             ------------------------    -------------------------

    Net increase (decrease)                                1,029,848                      306,059
                                             ------------------------    -------------------------

Net assets available for plan benefits:
    Beginning of year                                              -                            -

    Transfers from (to) other plans (note 1)              14,364,744                    4,975,191
                                             ------------------------    -------------------------

    End of year                                           15,394,592                    5,281,250
                                             ========================    =========================

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

                                                                      December 31, 1997
                                             -------------------------------------------------------------------
                                               Putnam OTC &             Templeton                 Fidelity
                                                 Emerging               Developing                Blue Chip
                                                  Growth                 Markets                   Growth
                                                   Fund                   Trust                     Fund
                                             -------------------   ---------------------   ---------------------
Assets
Investments (notes 2 and 3)                  $       36,305,689              20,370,381              10,573,734
Cash                                                        172                  (7,680)                      -
Receivables:
    Contributions                                     1,748,077               1,059,869                 582,856
    Dividends and other                                  98,520                 226,621                  92,478
                                             -------------------   ---------------------   ---------------------

       Total receivables                              1,846,597               1,286,490                 675,334
                                             -------------------   ---------------------   ---------------------

              Total assets                           38,152,458              21,649,191              11,249,068
                                             -------------------   ---------------------   ---------------------

Liabilities
Forfeiture credits due to employer                            -                       -                       -
ESOP note payable                                             -                       -                       -
Payable for investment purchases                              -                       -                       -
                                             -------------------   ---------------------   ---------------------

       Total liabilities                                      -                       -                       -

Receivable from (payable to) other funds              1,342,870                 852,966                 507,741
                                             -------------------   ---------------------   ---------------------

Net assets available for plan benefits       $       39,495,328              22,502,157              11,756,809
                                             ===================   =====================   =====================

Investment activity:
    Dividends                                $              129               1,362,059                 177,765
    Interest                                                  -                     263                       -
    Appreciation (depreciation) in
       fair value of investments                        679,033              (1,532,538)                (39,049)
                                             -------------------   ---------------------   ---------------------
                                                        679,162                (170,216)                138,716
  Less: Trustee/administrative expenses                      (3)                     (7)                      -
                                             -------------------   ---------------------   ---------------------

      Net investment income (loss)                      679,159                (170,223)                138,716
                                             -------------------   ---------------------   ---------------------

Contributions:
    Participant                                         647,544                 382,314                 325,503
    Employer                                                  -                       -                       -
                                             -------------------   ---------------------   ---------------------

      Total contributions                               647,544                 382,314                 325,503
                                             -------------------   ---------------------   ---------------------

Distributions to participants                           (68,288)                (73,485)                 (7,187)
Loan activity, net                                       37,028                   8,196                     748
Transfers from (to) other funds                        (508,344)               (606,839)                382,709
                                             -------------------   ---------------------   ---------------------

    Net increase (decrease)                             787,099                (460,037)                840,489
                                             -------------------   ---------------------   ---------------------

Net assets available for plan benefits:
    Beginning of year                                         -                       -                       -

    Transfers from (to) other plans (note 1)         38,708,229              22,962,194              10,916,320
                                             -------------------   ---------------------   ---------------------

    End of year                              $       39,495,328              22,502,157              11,756,809
                                             ===================   =====================   =====================

                                                                     December 31, 1997
                                             -----------------------------------------------------------------
                                               Salomon Brothers
                                                   High Yield
                                                     Bond                   Loan
                                                     Fund                   Fund                  Total
                                             ---------------------  -------------------   --------------------
Assets
Investments (notes 2 and 3)                            10,455,154           86,936,264          4,674,578,303
Cash                                                           97                    -             18,360,722
Receivables:
    Contributions                                         438,012                    -             17,193,699
    Dividends and other                                    68,533                    -             11,556,287
                                             ---------------------  -------------------   --------------------

       Total receivables                                  506,545                    -             28,749,986
                                             ---------------------  -------------------   --------------------

              Total assets                             10,961,796           86,936,264          4,721,689,011
                                             ---------------------  -------------------   --------------------

Liabilities
Forfeiture credits due to employer                              -                    -                      -
ESOP note payable                                               -                    -             17,450,000
Payable for investment purchases                                -                    -              6,818,531
                                             ---------------------  -------------------   --------------------

       Total liabilities                                        -                    -             24,268,531

Receivable from (payable to) other funds                  316,631                    -                      -
                                             ---------------------  -------------------   --------------------

Net assets available for plan benefits                 11,278,427           86,936,264          4,697,420,480
                                             =====================  ===================   ====================

Investment activity:
    Dividends                                             168,603                    -            114,793,555
    Interest                                                   22                    -             44,500,303
    Appreciation (depreciation) in
       fair value of investments                          (52,154)                   -          1,014,454,681
                                             ---------------------  -------------------   --------------------
                                                          116,471                    -          1,173,748,539
  Less: Trustee/administrative expenses                        (1)                   -             (1,830,683)
                                             ---------------------  -------------------   --------------------

      Net investment income (loss)                        116,470                    -          1,171,917,856
                                             ---------------------  -------------------   --------------------

Contributions:
    Participant                                           184,897            4,408,129            226,379,513
    Employer                                                    -                    -                 96,750
                                             ---------------------  -------------------   --------------------

      Total contributions                                 184,897            4,408,129            226,476,263
                                             ---------------------  -------------------   --------------------

Distributions to participants                              (9,179)          (2,976,030)          (217,969,324)
Loan activity, net                                         18,367           14,766,842                      -
Transfers from (to) other funds                           329,157                    -                      -
                                             ---------------------  -------------------   --------------------

    Net increase (decrease)                               639,712           16,198,941          1,180,424,795
                                             ---------------------  -------------------   --------------------

Net assets available for plan benefits:
    Beginning of year                                           -           66,269,195          2,859,499,288

    Transfers from (to) other plans (note 1)           10,638,715            4,468,128            657,496,397
                                             ---------------------  -------------------   --------------------

    End of year                                        11,278,427           86,936,264          4,697,420,480
                                             =====================  ===================   ====================

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

7. Investment Allocation (Continued)

                                                                                December 31, 1996
                                            ----------------------------------------------------------------------------------------

                                                               Van Kampen        Van Kampen         Van Kampen         Van Kampen
                                               Travelers    American Capital  American Capital   American Capital   American Capital
                                              Common Stock     Emerging         Government           Comstock            Reserve
                                                 Fund         Growth Fund     Securities Fund         Fund               Fund
                                            --------------  ---------------   ----------------   ----------------   ----------------

Assets
Investments (notes 2 and 3)                  $ 871,309,221    115,878,893        4,800,137          11,538,961          11,293,897
Cash                                             1,363,307            683               31                  89                  72
Receivables:
    Contributions                               17,548,498         18,780              115               3,947                 327
    Dividends and other                            739,684            183                2                  18                   8
                                             -------------   ------------       ----------         -----------         -----------
       Total receivables                        18,288,182         18,963              117               3,965                 335
                                             -------------   ------------       ----------         -----------         -----------
              Total assets                     890,960,710    115,898,539        4,800,285          11,543,015          11,294,304
                                             -------------   ------------       ----------         -----------         -----------

Liabilities

Forfeiture credits due to employer                    --             --               --                  --                  --
ESOP note payable                                     --             --               --                  --                  --
Payable for investment purchases                 2,312,421           --               --                  --                  --
                                             -------------   ------------       ----------         -----------         -----------
Net assets available for plan benefits       $ 888,648,289    115,898,539        4,800,285          11,543,015          11,294,304
                                             =============   ============       ==========         ===========         ===========

Investment activity:
    Dividends                                    8,458,995      5,006,897          330,011           1,917,568             502,322
    Interest                                        35,216          2,444              192                 291                 473
    Appreciation (depreciation) in
       fair value of investments               267,605,848     11,694,267         (222,974)            219,289                --
                                             -------------   ------------       ----------         -----------         -----------
                                               276,100,059     16,703,608          107,229           2,137,148             502,795
  Less: Trustee/administrative expenses           (451,621)      (111,678)         (11,359)            (20,574)            (22,771)
                                             -------------   ------------       ----------         -----------         -----------

      Net investment income (loss)             275,648,438     16,591,930           95,870           2,116,574             480,024
                                             -------------   ------------       ----------         -----------         -----------

Contributions:
    Participant                                 36,167,440     18,619,707          567,269             986,703             665,005
    Employer                                    18,690,492           --               --                  --                  --
                                             -------------   ------------       ----------         -----------         -----------

      Total contributions                       54,857,932     18,619,707          567,269             986,703             665,005
                                             -------------   ------------       ----------         -----------         -----------

Distributions to participants                  (48,266,088)    (7,591,396)        (416,287)           (669,842)           (849,439)
Loan activity, net                              (1,051,775)      (454,588)         (20,998)            (40,783)            (89,005)
Transfers from (to) other funds                 23,516,525      3,367,062         (586,618)           (396,158)           (375,565)
                                             -------------   ------------       ----------         -----------         -----------

    Net increase (decrease)                    304,705,032     30,532,715         (360,764)          1,996,494            (168,980)
                                             -------------   ------------       ----------         -----------         -----------

Net assets available for plan benefits:
    Beginning of year                          326,637,197     85,365,824        5,161,049           9,546,521          11,463,284

    Transfers from (to) other plans (note 1)   257,306,060           --               --                  --                  --
                                             -------------   ------------       ----------         -----------         -----------

    End of year                              $ 888,648,289    115,898,539        4,800,285          11,543,015          11,294,304
                                             =============   ============       ==========         ===========         ===========

                                                                       December 31, 1996
                                           -------------------------------------------------------------------------

                                             Common        Common          Common         Common      Smith Barney
                                             Sense          Sense          Sense          Sense      U.S. Government
                                             Growth    Growth & Income   Government    Money Market   Securities
                                              Fund          Fund            Fund           Fund           Fund
                                           ----------- ---------------   ----------    ------------  ---------------

Assets
Investments (notes 2 and 3)                  4,094,073     3,460,659       848,658        2,424,328      19,514,448
Cash                                                41           827            15              102          28,106
Receivables:
    Contributions                                 (675)         --            (290)             (45)           (354)
    Dividends and other                              1             1          --                  1         546,928
                                            ----------    ----------      --------       ----------     -----------
       Total receivables                          (674)            1          (290)             (44)        546,574
                                            ----------    ----------      --------       ----------     -----------
              Total assets                   4,093,440     3,461,487       848,383        2,424,386      20,089,128
                                            ----------    ----------      --------       ----------     -----------

Liabilities

Forfeiture credits due to employer                --            --            --               --              --
ESOP note payable                                 --            --            --               --              --
Payable for investment purchases                  --            --            --               --              --
                                            ----------    ----------      --------       ----------     -----------
Net assets available for plan benefits       4,093,440     3,461,487       848,383        2,424,386      20,089,128
                                            ==========    ==========      ========       ==========     ===========

Investment activity:
    Dividends                                     --          41,430        60,340          111,424       1,415,811
    Interest                                       218           124            51              222             426
    Appreciation (depreciation) in
       fair value of investments               374,253        95,040       (43,309)            --          (529,098)
                                            ----------    ----------      --------       ----------     -----------
                                               374,471       136,594        17,082          111,646         887,139
  Less: Trustee/administrative expenses        (10,077)       (8,952)       (4,450)          (7,341)        (24,540)
                                            ----------    ----------      --------       ----------     -----------

      Net investment income (loss)             364,394       127,642        12,632          104,305         862,599
                                            ----------    ----------      --------       ----------     -----------

Contributions:
    Participant                                395,981       334,083        74,960          121,362       1,877,256
    Employer                                      --            --            --               --              --
                                            ----------    ----------      --------       ----------     -----------

      Total contributions                      395,981       334,083        74,960          121,362       1,877,256
                                            ----------    ----------      --------       ----------     -----------

Distributions to participants                 (381,487)     (161,536)      (64,444)        (172,303)     (2,019,429)
Loan activity, net                             (61,552)      (52,313)       (7,935)         (10,274)        (38,951)
Transfers from (to) other funds               (152,162)      (26,275)      (49,971)        (352,029)     (1,518,873)
                                            ----------    ----------      --------       ----------     -----------

    Net increase (decrease)                    165,174       221,601       (34,758)        (308,939)       (837,398)
                                            ----------    ----------      --------       ----------     -----------

Net assets available for plan benefits:
    Beginning of year                        3,928,266     3,239,886       883,141        2,733,325      20,926,526

    Transfers from (to) other plans (note 1)      --            --            --               --              --
                                            ----------    ----------      --------       ----------     -----------

    End of year                              4,093,440     3,461,487       848,383        2,424,386      20,089,128
                                            ==========    ==========      ========       ==========     ===========

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

7. Investment Allocation (Continued)

                                                                            December 31, 1996
                                            -----------------------------------------------------------------------------------
                                            Smith Barney    Van Kampen     American                 Smith Barney
                                              Income     American Capital   Express    Smith Barney  Aggressive   Smith Barney
                                              Return       Enterprise       Common        Money       Growth      Appreciation
                                               Fund           Fund        Stock Fund      Fund         Fund          Fund
                                            ------------ ---------------- -----------  ------------ ------------ --------------

Assets
Investments (notes 2 and 3)                       --        40,325,261     92,516,434   36,960,963   33,026,655   153,001,216
Cash                                               500             781          6,046          782          807          --
Receivables:
    Contributions                                 --            20,322           --         97,306        2,617        38,019
    Dividends and other                      3,604,057              82      2,044,659           84           56       628,000
                                            ----------     -----------    -----------  -----------  -----------  ------------
       Total receivables                     3,604,057          20,404      2,044,659       97,390        2,673       666,019
                                            ----------     -----------    -----------  -----------  -----------  ------------
              Total assets                   3,604,557      40,346,446     94,567,139   37,059,135   33,030,135   153,667,235
Liabilities                                 ----------     -----------    -----------  -----------  -----------  ------------

Forfeiture credits due to employer                --              --             --           --           --            --
ESOP note payable                                 --              --             --           --           --            --
Payable for investment purchases                  --              --             --           --           --            --
                                            ----------     -----------    -----------  -----------  -----------  ------------
Net assets available for plan benefits       3,604,557      40,346,446     94,567,139   37,059,135   33,030,135   153,667,235
                                            ==========     ===========    ===========  ===========  ===========  ============
Investment activity:
    Dividends                                  271,346       2,437,673      2,173,442    1,696,780      844,945    15,083,390
    Interest                                       113             700          2,358        1,172          715         2,676
    Appreciation (depreciation) in
       fair value of investments               (64,620)      4,670,407     27,221,156         --        141,351    10,769,409
                                            ----------     -----------    -----------  -----------  -----------  ------------

  Less: Trustee/administrative expenses        206,839       7,108,780     29,396,956    1,697,952      987,011    25,855,475
                                                (9,516)        (35,622)      (105,795)     (37,035)     (35,809)     (133,592)
                                            ----------     -----------    -----------  -----------  -----------  ------------
      Net investment income (loss)             197,323       7,073,158     29,291,161    1,660,917      951,202    25,721,883
                                            ----------     -----------    -----------  -----------  -----------  ------------
Contributions:
    Participant                                   --         5,593,630           --      4,083,746    4,094,778    14,193,571
    Employer                                      --              --             --           --           --            --
                                            ----------     -----------    -----------  -----------  -----------  ------------
      Total contributions                         --         5,593,630           --      4,083,746    4,094,778    14,193,571
                                            ----------     -----------    -----------  -----------  -----------  ------------

Distributions to participants                 (207,379)     (2,503,146)    (6,916,999)  (3,577,926)  (2,347,107)   (9,179,803)
Loan activity, net                             (23,333)         15,127       (713,583)    (145,104)    (306,909)   (1,030,387)
Transfers from (to) other funds             (2,131,687)      2,516,439    (14,590,016)   3,653,749   (2,484,570)   (7,298,885)
                                            ----------     -----------    -----------  -----------  -----------  ------------

    Net increase (decrease)                 (2,165,076)     12,695,208      7,070,563    5,675,382      (92,606)   22,406,379
                                            ----------     -----------    -----------  -----------  -----------  ------------

Net assets available for plan benefits:
    Beginning of year                        5,769,633      27,651,238     87,496,576   31,383,753   33,122,741   131,260,856

    Transfers from (to) other plans (note 1)      --              --             --           --           --            --
                                            ----------     -----------    -----------  -----------  -----------  ------------

    End of year                              3,604,557      40,346,446     94,567,139   37,059,135   33,030,135   153,667,235
                                            ==========     ===========    ===========  ===========  ===========  ============

                                                                December 31, 1996
                                            ----------------------------------------------------------
                                             Smith Barney   Smith Barney
                                             International  Diversified   Smith Barney
                                               Equity        Strategic        High      Smith Barney
                                                Fund        Income Fund   Income Fund  Utilities Fund
                                            --------------  ------------  ------------ ---------------


Assets
Investments (notes 2 and 3)                   123,570,164    17,442,154         --       13,271,144
Cash                                              120,492           846          682         30,120
Receivables:
    Contributions                                  17,537           277         --              690
    Dividends and other                            54,598            25    4,598,892        406,322
                                             ------------   -----------   ----------    -----------
       Total receivables                           72,135           302    4,598,892        407,012
                                             ------------   -----------   ----------    -----------
              Total assets                    123,762,791    17,443,302    4,599,574     13,708,276
                                             ------------   -----------   ----------    -----------
Liabilities

Forfeiture credits due to employer                   --            --           --             --
ESOP note payable                                    --            --           --             --
Payable for investment purchases                     --            --           --             --
                                             ------------   -----------   ----------    -----------
Net assets available for plan benefits        123,762,791    17,443,302    4,599,574     13,708,276
                                             ============   ===========   ==========    ===========
Investment activity:
    Dividends                                     391,248     1,392,575      748,818      1,126,628
    Interest                                        2,001           435          214            410
    Appreciation (depreciation) in
       fair value of investments               14,211,070       279,985      133,944       (781,740)
                                             ------------   -----------   ----------    -----------

  Less: Trustee/administrative expenses        14,604,319     1,672,995      882,976        345,298
                                                 (108,933)      (19,984)     (11,894)       (18,744)
                                             ------------   -----------   ----------    -----------
      Net investment income (loss)             14,495,386     1,653,011      871,082        326,554
                                             ------------   -----------   ----------    -----------
Contributions:
    Participant                                18,520,479     2,590,957         --        2,186,049
    Employer                                         --            --           --             --
                                             ------------   -----------   ----------    -----------
      Total contributions                      18,520,479     2,590,957         --        2,186,049
                                             ------------   -----------   ----------    -----------

Distributions to participants                  (7,551,649)   (1,407,760)    (536,801)      (952,954)
Loan activity, net                               (322,629)      (25,131)    (129,240)      (124,350)
Transfers from (to) other funds                 3,851,104       341,746   (4,277,315)    (2,577,182)
                                             ------------   -----------   ----------    -----------

    Net increase (decrease)                    28,992,691     3,152,823   (4,072,274)    (1,141,883)
                                             ------------   -----------   ----------    -----------

Net assets available for plan benefits:
    Beginning of year                          94,770,100    14,290,479    8,671,848     14,850,159

    Transfers from (to) other plans (note 1)         --            --           --             --
                                             ------------   -----------   ----------    -----------

    End of year                               123,762,791    17,443,302    4,599,574     13,708,276
                                             ============   ===========   ==========    ===========

                                                         December 31, 1996
                                            --------------------------------------------
                                             Smith Barney    Smith Barney   Smith Barney
                                               Guaranteed        Equity         Special
                                                Income          Income         Equities
                                                 Fund            Fund            Fund
                                            --------------  --------------  ------------

Assets
Investments (notes 2 and 3)                    146,832,175    113,137,894    12,672,596
Cash                                               160,998        108,145           770
Receivables:
    Contributions                                        8         21,814        16,568
    Dividends and other                              1,476        333,308            43
                                              ------------   ------------   -----------
       Total receivables                             1,484        355,122        16,611
                                              ------------   ------------   -----------
              Total assets                     146,994,657    113,601,161    12,689,977
Liabilities                                   ------------   ------------   -----------

Forfeiture credits due to employer                    --             --            --
ESOP note payable                                     --             --            --
Payable for investment purchases                      --             --            --
                                              ------------   ------------   -----------
Net assets available for plan benefits         146,994,657    113,601,161    12,689,977
                                              ============   ============   ===========
Investment activity:
    Dividends                                         --       15,059,620       273,518
    Interest                                    10,277,198          2,043           283
    Appreciation (depreciation) in
       fair value of investments                      --        1,378,843    (1,256,214)
                                              ------------   ------------   -----------

  Less: Trustee/administrative expenses         10,277,198     16,440,506      (982,413)
                                                  (528,595)      (102,036)      (14,778)
                                              ------------   ------------   -----------
      Net investment income (loss)               9,748,603     16,338,470      (997,191)
                                              ------------   ------------   -----------
Contributions:
    Participant                                 10,191,617      8,546,997     3,206,465
    Employer                                          --             --            --
                                              ------------   ------------   -----------
      Total contributions                       10,191,617      8,546,997     3,206,465
                                              ------------   ------------   -----------

Distributions to participants                   (8,386,682)    (6,873,477)     (497,096)
Loan activity, net                                (838,047)      (280,788)       60,728
Transfers from (to) other funds                 (6,599,307)    (2,789,934)    5,541,901
                                              ------------   ------------   -----------

    Net increase (decrease)                      4,116,184     14,941,268     7,314,807
                                              ------------   ------------   -----------

Net assets available for plan benefits:
    Beginning of year                          142,878,473     98,659,893     5,375,170

    Transfers from (to) other plans (note 1)          --             --            --
                                              ------------   ------------   -----------

    End of year                                146,994,657    113,601,161    12,689,977
                                              ============   ============   ===========

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

7. Investment Allocation (Continued)

                                                                                 December 31, 1996
                                            ----------------------------------------------------------------------------------------

                                            Smith Barney  Deferred
                                              Managed      Profit     TESIP        Fixed      S & P 500      Russell
                                              Growth      Sharing     Fixed         IRA       Flagship       2000          ESOP
                                               Fund        Plan       Fund         Fund         Fund          Fund          Fund
                                            ------------ --------- -----------  -----------  -----------  -----------   ------------

Assets
Investments (notes 2 and 3)                  22,293,836   69,738   396,851,788   61,959,660   79,731,555   46,096,698   251,168,817
Cash                                                757     --            --           --            598          182     7,579,000
Receivables:
    Contributions                                 3,502     --        (176,285)        --         90,849       46,108          --
    Dividends and other                              34     --            --           --           --           --          47,347
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
       Total receivables                          3,536     --        (176,285)        --         90,849       46,108        47,347
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
              Total assets                   22,298,129   69,738   396,675,503   61,959,660   79,823,002   46,142,988   258,795,164
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
Liabilities

Forfeiture credits due to employer                 --       --            --           --           --           --      12,800,143
ESOP note payable                                  --       --            --           --           --           --      34,900,000
Payable for investment purchases                   --       --          58,343         --          7,849        4,394       150,414
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
Net assets available for plan benefits       22,298,129   69,738   396,617,160   61,959,660   79,815,153   46,138,594   210,944,607
                                            ===========   ======  ============  ===========  ===========  ===========  ============
Investment activity:
    Dividends                                   934,257    3,309          --           --           --           --      17,593,491
    Interest                                        389     --      27,351,646    4,233,052         --           --      (1,986,212)
    Appreciation (depreciation) in
       fair value of investments              1,755,064     --            --           --     14,224,959    6,410,241    40,252,473
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
                                              2,689,710    3,309    27,351,646    4,233,052   14,224,959    6,410,241    55,859,752

  Less: Trustee/administrative expenses         (20,052)    --            --           --           --           --            --
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------

      Net investment income (loss)            2,669,658    3,309    27,351,646    4,233,052   14,224,959    6,410,241    55,859,752
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
Contributions:
    Participant                               3,262,947     --       4,777,710         --     12,187,814    6,457,449          --
    Employer                                       --       --            --           --           --           --      13,275,941
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------
      Total contributions                     3,262,947     --       4,777,710         --     12,187,814    6,457,449    13,275,941
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------

Distributions to participants                  (650,751)    --     (42,571,721)  (7,722,814)  (5,441,036)  (2,617,212)  (14,637,596)
Loan activity, net                               90,261     --        (358,809)        --           --           --            --
Transfers from (to) other funds               6,876,484     --        (908,960)        --       (756,492)    (133,326)      398,179
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------

    Net increase (decrease)                  12,248,599    3,309   (11,710,134)  (3,489,762)  20,215,245   10,117,152    54,896,276
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------

Net assets available for plan benefits:
    Beginning of year                        10,049,530   66,429          --           --           --           --            --

    Transfers from (to) other plans (note 1)       --       --     408,327,294   65,449,422   59,599,908   36,021,442   156,048,331
                                            -----------   ------  ------------  -----------  -----------  -----------  ------------

    End of year                              22,298,129   69,738   396,617,160   61,959,660   79,815,153   46,138,594   210,944,607
                                            ===========   ======  ============  ===========  ===========  ===========  ============


                                                                      December 31, 1996
                                            ---------------------------------------------------------------------------

                                                                            Term                 American     American
                                                              TAP         Interest   Universal    Odyssey      Odyssey
                                              Stable      Common Stock   Guarantee     Life        Core        Emerging
                                               Fund           Fund       Contracts   Insurance  Equity Fund     Fund
                                            -----------   ------------  -----------  ---------  -----------  ----------

Assets
Investments (notes 2 and 3)                  18,263,998    67,457,543    9,842,206    42,020    7,370,760     5,117,401
Cash                                               --           1,176         --        --           --            --
Receivables:
    Contributions                               178,394          --         68,896      --         66,816       74,740
    Dividends and other                            --            --           --        --        435,136      429,450
                                            -----------   -----------   ----------   -------   ----------   ----------
       Total receivables                        178,394          --         68,896      --        501,952      504,190
                                            -----------   -----------   ----------   -------   ----------   ----------
              Total assets                   18,442,392    67,458,719    9,911,102    42,020    7,872,712    5,621,591
                                            -----------   -----------   ----------   -------   ----------   ----------
Liabilities

Forfeiture credits due to employer                 --            --           --        --           --           --
ESOP note payable                                  --            --           --        --           --           --
Payable for investment purchases                     54         3,438         --        --           --           --
                                            -----------   -----------   ----------   -------   ----------   ----------
Net assets available for plan benefits       18,442,338    67,455,281    9,911,102    42,020    7,872,712   5,621,591
                                            ===========   ===========   ==========   =======   ==========   ==========
Investment activity:
    Dividends                                      --         286,379         --        --        437,418      429,450
    Interest                                    782,766          --        807,669     2,203         --           --
    Appreciation (depreciation) in
       fair value of investments                   --      22,107,866         --       3,971    1,021,827     (536,264)
                                            -----------   -----------   ----------   -------   ----------   ----------
                                                782,766    22,394,245      807,669     6,174    1,459,245     (106,814)

  Less: Trustee/administrative expenses            --            --           --        --         (7,832)      (6,702)
                                            -----------   -----------   ----------   -------   ----------   ----------

      Net investment income (loss)              782,766    22,394,245      807,669     6,174    1,451,413     (113,516)
                                            -----------   -----------   ----------   -------   ----------   ----------
Contributions:
    Participant                              18,558,938    45,597,083      404,797    25,228      908,249      938,324
    Employer                                       --            --           --        --           --           --
                                            -----------   -----------   ----------   -------   ----------   ----------
      Total contributions                    18,558,938    45,597,083      404,797    25,228      908,249      938,324
                                            -----------   -----------   ----------   -------   ----------   ----------

Distributions to participants                  (417,988)     (536,047)  (1,068,651)   (6,468)    (476,213)    (287,898)
Loan activity, net                             (793,061)         --         28,279      --           --           --
Transfers from (to) other funds                 311,683          --        175,894      --         90,225     (132,028)
                                            -----------   -----------   ----------   -------   ----------   ----------

    Net increase (decrease)                  18,442,338    67,455,281      347,988    24,934    1,973,674      404,882
                                            -----------   -----------   ----------   -------   ----------   ----------

Net assets available for plan benefits:
    Beginning of year                              --            --           --        --           --           --

    Transfers from (to) other plans (note 1)       --            --      9,563,114    17,086    5,899,038    5,216,709
                                            -----------   -----------   ----------   -------   ----------   ----------

    End of year                              18,442,338    67,455,281    9,911,102    42,020    7,872,712   5,621,591
                                            ===========   ===========   ==========   =======   ==========   ==========

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements

7. Investment Allocation (Continued)

                                                                      December 31, 1996
                                            -----------------------------------------------------------------------------------

                                                                                                           In-Time Investing
                                                                                                        ----------------------
                                              American       American       American        American     American     American
                                               Odyssey       Odyssey        Odyssey          Odyssey     Odyssey      Odyssey
                                            International   Long-Term   Intermediate-Term  Short-Term   Core Equity  Short-Term
                                                Fund        Bond Fund       Bond Fund       Bond Fund      Fund       Bond Fund
                                            -------------  -----------  -----------------  -----------  -----------  ----------

Assets
Investments (notes 2 and 3)                  4,328,109      1,020,989        588,449        333,958      522,823      130,850
Cash                                              --             --             --             --           --           --
Receivables:
    Contributions                               43,956          8,949          3,361            968        3,613         --
    Dividends and other                        107,811         52,014         33,959         11,987       30,865        4,697
                                            ----------     ----------       --------       --------     --------     --------
       Total receivables                       151,767         60,963         37,320         12,955       34,478        4,697
                                            ----------     ----------       --------       --------     --------     --------
              Total assets                   4,479,876      1,081,952        625,769        346,913      557,301      135,547
                                            ----------     ----------       --------       --------     --------     --------

Liabilities

Forfeiture credits due to employer                --             --             --             --           --           --
ESOP note payable                                 --             --             --             --           --           --
Payable for investment purchases                  --             --             --             --           --           --
                                            ----------     ----------       --------       --------     --------     --------
Net assets available for plan benefits       4,479,876      1,081,952        625,769        346,913      557,301      135,547
                                            ==========     ==========       ========       ========     ========     ========
Investment activity:
    Dividends                                  107,811         52,014         33,959         11,987       30,865        4,697
    Interest                                      --             --             --             --           --           --
    Appreciation (depreciation) in
       fair value of investments               942,576        (64,273)          (481)        20,326      206,455     (396,639)
                                            ----------     ----------       --------       --------     --------     --------
                                             1,050,387        (12,259)        33,478         32,313      237,320     (391,942)
                                                (4,457)        (1,218)          (705)          (335)        (540)        (186)
  Less: Trustee/administrative expenses     ----------     ----------       --------       --------     --------     --------

                                             1,045,930        (13,477)        32,773         31,978      236,780     (392,128)
      Net investment income (loss)          ----------     ----------       --------       --------     --------     --------

Contributions:
    Participant                                570,487        124,202         67,696         10,953       44,690        9,416
    Employer                                      --             --             --             --           --           --
                                            ----------     ----------       --------       --------     --------     --------
      Total contributions                      570,487        124,202         67,696         10,953       44,690        9,416
                                            ----------     ----------       --------       --------     --------     --------

Distributions to participants                 (222,123)       (25,487)       (34,655)       (41,004)      (1,226)        (306)
Loan activity, net                                --             --             --             --           --           --
Transfers from (to) other funds                   (988)      (173,733)       (13,026)       164,212     (118,548)     117,039
                                            ----------     ----------       --------       --------     --------     --------

    Net increase (decrease)                  1,393,306        (88,495)        52,788        166,139      161,696     (265,979)
                                            ----------     ----------       --------       --------     --------     --------

Net assets available for plan benefits:
    Beginning of year                             --             --             --             --           --           --

    Transfers from (to) other plans (note 1) 3,086,570      1,170,447        572,981        180,774      395,605      401,526
                                            ----------     ----------       --------       --------     --------     --------

    End of year                              4,479,876      1,081,952        625,769        346,913      557,301      135,547
                                            ==========     ==========       ========       ========     ========     ========

                                                        December 31, 1996
                                            -----------------------------------------

                                              Preferred       Loan
                                              Stock Fund      Fund          Total
                                            -------------  ----------   -------------

Assets
Investments (notes 2 and 3)                        --      66,269,195   2,867,380,324
Cash                                               --            --         9,405,955
Receivables:
    Contributions                               639,009          --        18,838,337
    Dividends and other                            --            --        14,111,728
                                               --------   -----------  --------------
       Total receivables                        639,009          --        32,950,065
                                               --------   -----------  --------------
              Total assets                      639,009    66,269,195   2,909,736,344
                                               --------   -----------  --------------

Liabilities

Forfeiture credits due to employer                 --            --        12,800,143
ESOP note payable                                  --            --        34,900,000
Payable for investment purchases                   --            --         2,536,913
                                               --------   -----------  --------------
Net assets available for plan benefits          639,009    66,269,195   2,859,499,288
                                               ========   ===========  ==============
Investment activity:
    Dividends                                      --            --        79,270,418
    Interest                                       --            --        41,521,488
    Appreciation (depreciation) in
       fair value of investments                   --            --       421,845,008
                                               --------   -----------  --------------
                                                   --            --       542,636,914
                                                   --            --        (1,877,723)
  Less: Trustee/administrative expenses        --------   -----------  --------------

                                                   --            --       540,759,191
      Net investment income (loss)             --------   -----------  --------------

Contributions:
    Participant                                    --       3,683,087     230,647,125
    Employer                                    748,056          --        32,714,489
                                               --------   -----------  --------------
      Total contributions                       748,056     3,683,087     263,361,614
                                               --------   -----------  --------------

Distributions to participants                      --      (5,178,877)   (193,469,103)
Loan activity, net                                 --       6,725,150            --
Transfers from (to) other funds                (109,047)   (2,369,547)           --
                                               --------   -----------  --------------

    Net increase (decrease)                     639,009     2,859,813     610,651,702
                                               --------   -----------  --------------

Net assets available for plan benefits:
    Beginning of year                              --      39,611,649   1,215,793,546

    Transfers from (to) other plans (note 1)       --      23,797,733   1,033,054,040
                                               --------   -----------  --------------

    End of year                                 639,009    66,269,195   2,859,499,288
                                               ========   ===========  ==============

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27 (a)
                 Schedule of Assets Held for Investment Purposes

                                December 31, 1997

                                                        Number
                                                       of Shares        Cost          Value **
                                                       ---------        ----          --------
Short Term Funds
  Liquid Reserve Fund                                  18,360,722  $   18,360,722  $   18,360,722
  Deferred Profit Sharing Plan                             63,194          63,194          63,194
                                                                   ------------------------------
                                                                       18,423,916      18,423,916
                                                                   ------------------------------
Stock Funds
  Travelers Group Inc. Common Stock Fund*              30,836,412     447,581,950   1,661,311,551
  Travelers Group Inc Series C Preferred Stock*         2,880,459     153,583,316     379,039,600
  Travelers Property Casualty Corp Common Stock*        1,511,505      36,396,446      66,506,184
  American Express Common Stock Fund*                   1,476,671      39,300,908     131,792,887
                                                                   ------------------------------
                                                                      676,862,620   2,238,650,222
                                                                   ------------------------------
Mutual Funds
  American Capital Reserve Fund                        10,514,136      10,514,136      10,514,136
  American Capital Enterprise Fund                      3,545,951      50,394,719      61,770,464
  American Capital Government Securities Fund             454,830       4,712,686       4,666,556
  American Capital Comstock Fund                          919,174      14,292,544      14,890,615
  American Capital Emerging Growth Fund                 3,935,653     116,290,325     148,374,110
  Common Sense Money Market Fund                        2,436,540       2,436,540       2,436,540
  Common Sense Government Fund                             56,637         615,668         601,480
  Common Sense Growth Income Fund                         270,999       4,446,012       4,696,405
  Common Sense Growth Fund                                283,785       4,610,085       5,139,348
  Smith Barney Equity Income  Fund*                     8,413,016      15,016,496     144,030,836
  Smith Barney U.S. Government Securities Fund*         1,674,139      22,372,262      22,818,510
  Smith Barney Money Fund*                             51,341,355      51,341,355      51,341,355
  Smith Barney International Equity Fund*               6,133,012     106,204,777     120,881,658
  Smith Barney Aggressive Growth Fund*                  1,142,453      31,230,599      44,989,795
  Smith Barney Appreciation Fund*                      13,909,552     153,090,589     193,899,159
  Smith Barney Diversified Strategic Fund*              2,550,793      20,465,071      20,380,833
  Smith Barney Utility Fund*                              688,485      10,029,524      11,394,421
  Smith Barney Special Equity Fund*                       535,942      15,768,355      14,341,800
  Smith Barney Managed Growth Fund*                     2,076,500      26,532,285      29,569,359
  Salomon Brothers Institutional Money Market Fund     68,906,636      68,906,636      68,906,636
  Salomon Brothers Capital Fund                         4,548,843      85,766,879      96,571,938
  Index Equity Fund                                        60,461      58,327,650     137,211,432
  Europacific Growth Fund                               2,690,001      62,833,371      69,993,825
  Putnam OTC Emerging Growth Fund                       2,253,612      31,499,917      36,305,689
  Templeton Developing Markets Trust                    1,574,218      23,176,996      20,370,381
  Fidelity Blue Chip Growth Fund                          267,961       9,333,747      10,573,734
  SB High Yield Bond Fund                                 890,558      10,243,057      10,455,154
  American Odyssey Core Equity Fund*                      557,095       8,820,054      11,102,905
  American Odyssey Emerging Opportunities Fund*           429,075       5,250,692       6,148,638
  American Odyssey International Equity Fund*             332,310       4,202,653       5,144,165
  American Odyssey Long-Term Bond Fund*                    94,650         928,113       1,016,543
  American Odyssey Intermediate-Term Bond Fund*            61,818         586,050         637,343
  American Odyssey Short Term Bond Fund*                   10,815         121,146         111,499
  State Street Global Advisors Flagship Fund              744,213      65,834,861     118,520,465
  State Street Global Advisors Russell 2000 Fund        2,694,472      41,911,733      64,058,436
  CS Growth Portfolio*                                    210,379       2,784,112       2,711,780
  CS High Growth Portfolio*                               215,678       2,865,312       2,784,406
  CS Balanced Portfolio*                                  209,546       2,693,332       2,629,801
  CS Conservative Portfolio*                               49,330         610,286         594,928
  CS Income Portfolio*                                     51,570         610,401         602,848
                                                                   ------------------------------
                                                                    1,147,671,026   1,573,189,926
                                                                   ------------------------------

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27 (a)
           Schedule of Assets Held for Investment Purposes (Continued)

                                December 31, 1997

                                                        Number
                                                       of Shares        Cost          Value **
                                                       ---------        ----          --------
BGI U.S. Tactical Asset Allocation Fund
   Wells Fargo Money Market                                    64  $           64  $           64
   Wells Fargo Cash for Emloyee Benefit Trust                   1               1               1
   Wells Fargo US Tactical Asset Allocation Fund          589,984       9,811,383      13,885,650
                                                                   ------------------------------
                                                                        9,811,448      13,885,715
                                                                   ------------------------------
SBAM Broad Market Fixed Income Fund
   United States Treasury Notes
     8.250% 06/30/2002                                    150,000         149,555         152,976
     6.375% 04/30/1999                                    150,000         150,489         151,359
     8.375% 05/15/2000                                     90,000          90,176          91,350
     8.375% 08/15/2027                                    100,000         104,859         105,469
     8.125% 11/15/2027                                    150,000         152,719         154,149
     5.750% 08/15/2003                                     75,000          73,098          75,047
     6.500% 10/15/2006                                    250,000         249,849         261,758
   Federal Home Ln Mtg Corp
     6.500% 03/01/2026                                    287,487         285,601         284,745
     7.000% 03/01/2011                                     39,260          39,475          40,007
     8.000% 07/01/2020                                    137,672         143,093         144,352
   Federal Nat Mtg Assn Gtd
     7.500% 08/01/2023                                     55,462          55,913          56,982
     6.500% 12/01/2025                                     82,332          80,454          81,624
     6.500% 12/01/2010                                     78,103          77,676          78,619
     7.000% 03/01/2026                                     97,388          96,566          98,322
   Govt. Nat Mtg Assn
     7.500% 01/15/2028                                     50,139          50,593          51,389
     7.500% 11/15/2022                                     76,112          76,326          78,270
   Belo (MA) Corp Deb 7.250% 09/15/2027                   125,000         124,263         127,825
   Banc One Auto Grantor Tr 1997-B Asset Backed
     8.290% 07/20/2004                                    125,000         124,992         125,090
   Chase Manhattan Auto Owner Trust Series 1997-A
     8.25% 11/15/2000                                     175,000         175,121         175,732
   First Data Corp Medium Term Nts 6.375% 12/15/2007      125,000         124,154         124,373
   Green Tree Finl Corp 97-6 MFD HSG 7.070% 01/16/2029     99,468          99,453         102,430
   Midland BK Plc Sub Nt 7.650% 05/01/2025                100,000         104,655         108,706
   Nationsbank Credit Card Master Trust
     Ser 1995-1 8.450% 04/15/2003                         200,000         200,906         202,116
   Staples Inc Sr Nt Reg 7.125% 08/15/2007                150,000         149,681         152,394
   Standard Credit Card Master Trust 1995-3
     7.850% 02/07/2002                                    155,000         161,983         160,255
   Sun Inc Nt 7.950% 12/15/2001                           175,000         179,711         184,478
   Tenneco Inc. 7.875% 04/15/2027                          50,000          52,030          54,701
   Texas Instrs Inc 6.125% 02/01/2008                     150,000         144,735         147,021
   Banc One Corp Sub Nt 7.800% 05/01/2007                 100,000         101,732         107,487
   Pohang IR & Stl 7.500% 08/01/2002                      125,000         128,485         103,745
   Empresa Elec Pehuenhe Notes 05/01/2003                 150,000         150,356         152,354
                                                                   ------------------------------
                                                                        3,898,699       3,935,125
                                                                   ------------------------------

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27 (a)
           Schedule of Assets Held for Investment Purposes (Continued)

                                December 31, 1997

                                                          Number
                                                         of Shares        Cost          Value **
                                                         ---------        ----          --------
Fisher Francis Intermediate Bond Fund
   United States Treasury Bills                             700,000  $      683,011  $      699,482
   United States Treasury Notes
     5.625% 10/31/1999                                      200,000         200,000         199,812
     5.750% 10/31/2002                                      950,000         948,344         950,893
     5.625% 11/30/1999                                    1,400,000       1,399,453       1,398,684
     7.625% 01/15/2025                                      100,000         119,750         121,359
     7.000% 07/15/2006                                    3,330,000       3,577,283       3,594,302
   Federal Nat Mtg Assn Gtd
     7.000% 11/01/2008                                      597,467         601,202         608,712
     7.000% 11/01/2008                                      275,572         277,294         280,758
     7.000% 07/01/2006                                    2,854,017       2,873,192       2,907,530
     6.500% 04/25/2008                                      974,340         963,569         977,380
     REMIC Passthru 01/25/2021                              281,002         248,478         260,188
     REMIC Passthru 09/25/2023                              106,660          99,128         105,293
   United States Dept Veterans Vendee Mtg Trust
     Series 1994-3B 09/15/2024                            3,245,475          51,865          39,046
     Series 1996-1 11D 02/15/2026                        10,353,255         232,031         220,007
   Federal Home Ln Mtg Corp GD REMIC
     8.750% 02/15/2005                                    1,800,000       1,814,555       1,818,558
     7.060% 06/15/2022                                       28,000         935,200         642,600
   African Dev Bk Sub Nt 9.300% 07/01/2000                  400,000         392,380         429,008
   Federal Home Ln Bks Fltg 5.352% 03/19/1998             4,000,000       3,997,084       4,001,840
   Asset Securitization Corp Coml Mtg
     7.410% 01/13/2027                                      250,000         252,461         265,585
     7.489% 04/14/22                                        350,000         354,030         373,625
   Amresco Coml Mtg Fdg E Corp 7.189% 06/17/2029            500,000         507,266         523,125
   Ameri Tech Capital Fdg Gtd Nt Fltg 6.024% 05/12/1998   2,000,000       1,997,280       2,000,920
   Associates Corp North Amer Sr Nt 7.50% 02/15/2005        440,000         474,197         474,258
   Atlantic City Elec Co 1st Mtg 7.000% 09/01/2023          500,000         475,230         492,800
   Bear Stearns COS Inc. 5.750% 02/15/2001                1,000,000         981,840         984,680
   Coca-Cola Enter 6.375% 08/01/2001                        430,000         429,497         433,057
   Capital Desjardins Inc. Sr Nt 7.370% 08/08/2005        1,000,000       1,015,550       1,054,840
   Centerior Energy Receivables Master Trust
     Series 1996-1 Cl A 7.200% 04/15/2002                   600,000         599,250         616,824
   Commercial Credit Group Inc. Nt 8.700% 06/15/2009        400,000         468,060         465,872
   First Union-Lehman Bros Coml Mtg Tr Ser 97-C1
     Passthru CTF Cl A-2 Reg 7.299% 04/1B/2029              500,000         505,247         521,250
   Greentree Mfg Corp 7.350%                                500,000         502,703         520,900
   Greentree 97-1 Asset Backed 6.859% 03/15/2028            520,000         520,000         528,024
   Merrill Lynch Mtg Invs Inc Mtg Passthru 06/15/2021    10,875,191         287,600         326,256
   Merrill Lynch Mtg Invs Inc Mtg Passthru 08/18/2029       550,000         555,328         574,151
   Morgan Stanley Cap I Inc Coml Mtg 7.269% 07/15/2029      500,000         507,618         521,560
   MBNA Master CR Card TR Ser 1994-1
     Asset Bkd CTF Fltg 6.352% 03/15/2001                 1,010,000       1,010,316       1,010,030
   Midland American Capital Corp 12.750% 11/15/2003         240,000         278,335         252,749
   Midland Bk PLC Shelf 1 7.625% 06/15/2006                 500,000         523,735         531,290
   Morgan Stanley Group Inc. 6.875% 03/01/2007              500,000         500,675         510,875
   Navistar Finl Owner TR 1997-A Asset Backed Nt
     CL A-3 5.750% 03/15/2002                               600,000         607,055         610,446
   Old Rep Intl Corp 7.000% 06/15/2007                      300,000         299,838         309,516
   Olympic Auto Rec. TR 1997-A 5.124% 08/15/2000          1,653,249       1,653,000       1,654,786
   Prudential Ins Co Amer Cap Note 6.875% 04/15/2003        750,000         743,903         762,683

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27 (a)
           Schedule of Assets Held for Investment Purposes (Continued)

                                December 31, 1997

                                                              Number
                                                             of Shares        Cost          Value **
                                                             ---------        ----          --------
   Residential Fdg Mtg Secs II Inc. Home
     Equity Ln Bkd Nt 1997-HS2 Adj Rate Reg                    1,042,842  $  1,042,842  $  1,040,561
   Residential Fdg Mtg Ser 1996-S20 7.100% 09/25/2026            700,000       707,109       703,150
   Resolution Tr Corp Mtg Passthru CTF 93-C3
     Var Rate 4.604% 12/25/2024                                  215,113       217,130       215,111
   San Diego Gas & Elec Co Ser JJ 9/625% 04/15/2020              750,000       843,525       822,038
   Sears CR Acct Mstr Tr 1994-2 7.250% 02/15/1998                 83,333        83,292        83,333
   Structured Asset Secs Corp Mtg Passthru
     1996-CFL Var Rate 1.354% 02/25/2028                       6,100,000       253,216       320,250
     1996-CFL 7.750% 02/25/2028                                  430,064       439,045       439,113
   Signet Heloc Tr Asset Bkd Ser 95-A 06/20/2004                 636,062       636,284       638,034
   Southern Calif Edison Co 1st & Ref Mtg
     Ser 1993-G 7.125% 07/15/2025                                500,000       481,550       496,935
   Vanderbilt Mortgage Finance Ser 1996-A
     CL A5 7.425% 02/07/2012                                     330,000       331,097       341,342
     CL A4 7.175% 06/07/2009                                     310,000       310,880       316,925
   Ford Motor Credit 8.625% 01/24/2000                           240,000       258,919       249,789
   Indust Fin Corp Ser 144A 6.875% 04/01/2003                    340,000       335,733       265,403
   Korea Dev Bank 7.125% 09/17/2001                              500,000       498,545       419,120
   Korea Elec Pwr Corp Nt 8.000% 07/01/2002                      500,000       479,205       420,830
   Quebec Prov of Canada Reg 13.000% 10/01/2013                  660,000       802,671       722,404
   Mar 98 US Note C112                                                32        26,177        31,500
                                                                          --------------------------
                                                                            43,211,053    43,101,392
                                                                          --------------------------
Guaranteed Investment Contracts - Salomon ***
  American International Life Assurance Co. of NY GIC#18287    5,229,378     5,229,378     5,229,378
  CNA GP 12798                                                 8,894,093     8,894,093     8,894,093
  CNA GP #24014                                                4,749,848     4,749,848     4,749,848
  CNA GIC 24014-016                                           10,281,458    10,281,458    10,281,458
  Met Life Ins. Co. GAC 13519                                 14,978,379    14,978,379    14,978,379
  Met Life Ins. Co. GAC #13739                                12,416,764    12,416,764    12,416,764
  New York Life Ins Co #GA 06538-003                           6,027,978     6,027,978     6,027,978
  New York Life Fixed Dollar Account GA-06538004              11,230,326    11,230,326    11,230,326
                                                                          --------------------------
                                                                            73,808,224    73,808,224
                                                                          --------------------------
Guaranteed Investment Contract - Smith Barney ***
  Principal Financial Corporate Contract #4-09271-01           9,734,186     9,734,186     9,734,186
  Principal Financial Corporate Contract #49271-2              3,027,614     3,027,614     3,027,614
  Prudential Insurance Company GIC #7658-211                   7,143,605     7,143,605     7,143,605
  Prudential Insurance Company GIC #7658-212                  10,604,867    10,604,867    10,604,867
  Travelers Insurance Company #GR-16409A                      19,569,815    19,569,815    19,569,815
  Travelers Insurance Company #GR-16384                       52,654,551    52,654,551    52,654,551
  Travelers GIC Contract # 16569                              15,151,968    15,151,968    15,151,968
  Travelers Life Contract #GR - 16384                         15,988,913    15,988,913    15,988,913
  Travelers Insurance Company #GR-16409                       15,750,727    15,750,727    15,750,727
                                                                          --------------------------
                                                                           149,626,246   149,626,246
                                                                          --------------------------
Guaranteed Annuity Contracts
  Group annuity contract GR 16171*                             1,556,609     1,556,609     1,556,609
  Group annuity contract GR 16331*                             1,325,815     1,325,815     1,325,815
  Group annuity contract GR 16487*                             2,415,414     2,415,414     2,415,414
  Group annuity contract GR 16573*                             3,690,674     3,690,674     3,690,674
                                                                          --------------------------
                                                                             8,988,512     8,988,512
                                                                          --------------------------

                       Travelers Group 401(k) Savings Plan

                       Schedule to Form 5500: Item 27 (a)
           Schedule of Assets Held for Investment Purposes (Continued)

                                December 31, 1997

                                                     Number
                                                    of Shares         Cost         Value **
                                                    ---------         ----         --------

Travelers Insurance Company Annuity Contracts*     481,255,926  $  481,255,926  $  481,255,926

Universal Life Insurance Contract                                       55,493          55,493

In-Time Investing Fund*                                 63,472         803,395       1,082,064

Loan Fund****                                                       86,936,264      86,936,264

                                                                --------------  --------------
      Total                                                     $2,701,352,822  $4,692,939,025
                                                                ==============  ==============

* Parties-in-interest exempt under ERISA Regulations. See note 5 to financial statements.

** See note 2 to financial statements for a discussion of investment valuation.

*** The interest rates of the guaranteed investment contracts range from 5.6% to 8.0%. The blended rate of return earned for 1997 was 6.8% prior to fund expenses.

**** The interest rate on loans to participants equal from one to two percentage points above the Prime Rate published in the Wall Journal for the first business day of the month in which the loan application is received.

                       Travelers Group 401(k) Savings Plan

                        Schedule to Form 5500: Item 27(a)
  Schedule of Assets Held for Investment Purposes Which Were Both Acquired and
                        Disposed of Within The Plan Year

                      For the year ended December 31, 1997

There were no assets held for investment purposes which were both acquired and disposed of within the Plan year.

                       Travelers Group 401(k) Savings Plan

                        Schedule to Form 5500: Item 27(d)
                       Schedule of Reportable Transactions

                      For the year ended December 31, 1997

The following series of transactions exceeded 5% of the Plan's net assets available for plan benefits.

                                                No. of          Purchase      Selling        Expense        Cost         Net
Description                                  transactions        price         price       with trade     of asset    gain(loss)
-----------                                  ------------        -----         -----       ----------     --------    ----------

Liquid Reserve Fund                             2,400       $  202,796,377       -              -       202,796,377       -
Liquid Reserve Fund                             1,726       $    -           199,611,659        -       199,611,659       -

Travelers Group Inc. Common Stock Fund           411        $  160,500,573       -            98,089    160,298,662       -
Travelers Group Inc. Common Stock Fund           389        $    -            61,911,124      48,564     19,145,732   42,716,828